                                   PROSPECTUS

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                         WORCESTER, MASSACHUSETTS 01608
                                  508-799-4441

  This Prospectus describes the following Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company"). They are:

  1.Flexible Purchase Payment Variable Annuity Contract ("Flexible"); 2.Single Payment Variable Annuity Contract ("Single");
  3.Individual "Level Charge" Variable Annuity Contract ("Level"); and 4.Group Variable Annuity Contract ("Group").

Note: The public offering of contracts of the Accumulation Fund was discontinued.

No further offering of contracts of the Accumulation Fund is made hereby.

The information contained herein is intended solely for the information and use of holders of contracts previously issued.

   The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund"), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code ("IRC") and are commonly referred to as "qualified contracts". Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

   The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

   This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing. A Statement of Additional Information about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request received by the Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to page 28 to examine the Table of Contents of the Statement of Additional Information.

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

   Please read this Prospectus carefully and retain it for future reference.

   The date of this Prospectus is May 1, 1999.

   The date of the Statement of Additional Information is May 1, 1999.

                               DEFINITIONS

Accumulation Unit--an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant--the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity--a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date--the date on which annuity payments will begin.

Annuity Unit--an accounting device used to determine the amount of annuity payments.

Contract Owner--the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity--an annuity with payments fixed in amount throughout the annuity period.

Plan--an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments--payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity--an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

                                 SUMMARY

                                         Flexible* Single* Level*  Group*
                                                    Contracts
Contract Owner Transaction Expenses:
Sales Load Imposed on Purchases              7.5%     6.0%   5.0%    5.0%
 (as a percentage of purchase payments)
Collection Fee (per payment)               $1.00    $1.00  $1.00   $1.00

                                             Flexible* Single* Level* Group*
                                             --------- ------- ------ ------
                                                        Contracts
                                                        ---------
Annual Expenses (as a percentage of average
 net assets):
Management Fees                                  .5%      .5%    .5%    .5%
Mortality and Expense Risk Fees                 1.0%     1.0%   1.0%   1.0%
Total Annual Expenses                           1.5%     1.5%   1.5%   1.5%

--------
*See page 10 for full contract name.

   If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

                                         Year
                                         ----
                                    1   3   5   10
                                   --- --- --- -----
Flexible (one time $1000 deposit)   90 120 152   242
Flexible (annual $1000 deposits)    90 315 603 1,628
Single                              75 106 138   230
Level/Group                         66  96 129   222

   This fee table is designed to summarize and illustrate all of the deductions and expenses described on pages 8 and 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 8 may also apply.

General Information:

   The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 ("1940 Act") does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

   Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the "individual" contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

      These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

      This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company's general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 16).

      The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management's ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

      All contracts contain the Company's promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company's expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page 18)

      Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Federal Tax Status, page 22)

                     SELECTED PER UNIT DATA AND RATIOS (a)

                                                 Year Ended December 31,
                                                 -----------------------
                          1998(b)   1997(b)   1996(b)  1995(b)  1994(b)   1993(b)   1992(b)    1991    1990
                          -------   -------   -------  -------  -------   -------   -------   ------  ------
Series N (Non-qualified)
Income and Expenses
Investment income.......  $ 0.096    $ .135   $ .137   $ .117   $ .099    $ .055    $ .071    $ .085  $ .111
Operating expenses......    0.212      .166     .134     .109     .102      .092      .094      .076    .072
Net investment income
 (loss).................   (0.116)   (0.031)    .003     .008    (.003)    (.037)    (.023)     .009    .039
Capital Changes
Net realized and
 unrealized gains
 (losses) from
 securities.............    3.891     2.660    1.459    1.769    (.023)     .318      .194     1.361   (.102)
Net increase (decrease)
 in net asset value.....    3.775     2.629    1.462    1.777    (.026)     .281      .171     1.370   (.063)
Accumulation unit net
 asset value:
 Beginning of year......   11.358     8.729    7.267    5.490    5.516     5.235     5.064     3.694   3.757
 End of year............  $15,133   $11.358   $8.729   $7.267   $5.490    $5.516    $5.235    $5.064  $3.694
Ratios
Operating expenses to
 average accumulation
 fund balance...........     1.63 %    1.67 %   1.69%    1.71%    1.73%     1.73 %    1.74 %    1.76%   1.80%
Net investment income
 (loss) to average
 accumulation fund
 balance................    (0.90)%   (0.31)%   0.04%    0.13%   (0.05)%   (0.69)%   (0.42)%    0.21%   0.96%
Portfolio turnover
 rate...................      143 %     139 %     94%      67%      62 %      62 %      66 %     109%     84%
Accumulation units
 outstanding at end of
 year (in thousands)....      475       530      566      586      604       640       662       684     735

--------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(b) See the Report of Independent Auditors on page 13 of the Statement of Additional Information.

                     SELECTED PER UNIT DATA AND RATIOS (a)

                                                Year Ended December 31,
                                                -----------------------
                         1998(b)   1997(b)   1996(b)  1995(b)  1994(b)  1993(b)   1992(b)    1991    1990
                         -------   -------   -------  -------  -------  -------   -------   ------  ------
Series Q (Qualified)
Income and Expenses
Investment income....... $ 0.116     $ .177  $ .153   $ .119   $ .081   $ .054    $ .068    $ .093  $ .116
Operating expenses......   0.202        .159   .133     .096     .073     .079      .076      .066    .055
Net investment income
 (loss).................  (0.086)     .018     .020     .023     .008    (.025)    (.008)     .027    .061
Capital Changes
Net realized and
 unrealized gains
 (losses) from
 securities.............   3.836     2.723    1.551    1.711    (.020)    .291      .159     1.295   (.107)
Net increase (decrease)
 in net asset value.....   3.750     2.741    1.571    1.734    (.012)    .266      .151     1.322   (.046)
Accumulation unit net
 asset value:
 Beginning of year......  11.374     8.633    7.062    5,328    5.340    5.074     4.923     3.601   3.647
 End of year............ $15.124   $11.374   $8.633   $7.062   $5.328   $5.340    $5.074    $4.923  $3.601
Ratios
Operating expenses to
 average accumulation
 fund balance...........    1.57 %    1.59%    1.57%    1.55%    1.55%    1.56 %    1.56 %    1.56%   1.58%
Net investment income
 (loss) to average
 accumulation fund
 balance................   (0.67)%    0.18%    0.24%    0.38%    0.17%   (0.50)%   (0.17)%    0.64%   1.76%
Portfolio turnover
 rate...................     143 %     130%      78%      64%      64%      59 %      61 %      98%     80%
Accumulation units
 outstanding at end of
 year (in thousands)....   1,715     1.887    2,093    5,491    5,597    5,700     5,753     5,839   5,961

--------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(b) See the Report of Independent Auditors on page 13 of the Statement of Additional Information.

                           DESCRIPTION OF THE COMPANY
                           AND THE ACCUMULATION FUND

      The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

      Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

      The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly owned subsidiary of Provident Companies, Inc., a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

      Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

      The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.

      The Home Office and Agency retirement plans of The Paul Revere Life Insurance Company, 18 Chestnut Street, Worcester, Massachusetts 01608 held 33% of the outstanding units of the Accumulation Fund at December 31, 1998.

A.Investment Policies and Restrictions

      The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

    1.The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

    2.Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

    3.Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

The Accumulation Fund will not:

    4.Acquire more than 5% of the voting securities of any one issuer.

    5.Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

    6.Invest more than 25% of the value of its assets in any one industry.

    7.Engage in the purchase or sale of interests in real estate which are not readily marketable.

    8.Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

    9.Engage in the purchase or sale of commodities or commodity contracts.

    10.Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

    11.Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

    12.Make short sales of securities.

    13.Invest for the purpose of exercising control or management.

    14.Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

    15.Invest in excess of 10% of the value of its assets in restricted securities.

      As of the year ended December 31, 1997, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

B. Principle Risk Factors

      The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio's returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid-to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

      Year 2000 Risks. Certain computer systems may not be able to recognize dates after December 31, 1999. If these computer generated systems are not fixed by that time, it is possible that they could generate erroneous information or shut down. This is known as the "Year 2000 problem." Provident has committed substantial resources in an effort to ensure that its own computer systems continue to function after December 31, 1999. Of course, Provident cannot fix or assess systems that are beyond its control, such as those of public utilities or service providers. If Provident's own systems or the systems of others on which it relies do not function properly after December 31, 1999, the Separate Account could be adversely affected.

      Additionally, the markets for and values of securities in which the Separate Account invests may be hurt by computer failures as of January 1, 1999. Such failures could affect the value of the securities or the trading of those securities. For example, improperly functioning computer systems could result in securities trading settlement problems, liquidity issues, production issues for individual portfolio companies, and overall economic uncertainties. Individual portfolio companies may incur increased costs in making their own systems Year 2000 compliant. The combination of increased market uncertainty and increased costs could mean that Year 2000 issues would adversely affect the portfolio investments of the Separate Account.

                                MANAGEMENT

      The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the 1940 Act.

      The Board of Managers has the following responsibilities and duties: a) to select and approve annually an independent certified public accountant, b) to execute and approve annually an agreement providing for sales and administrative services, c) to execute and approve annually an agreement providing for investment advisory services, d) to recommend any changes in the fundamental investment policies of the Accumulation Fund, and e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi-annual and annual reports to the contract owners.

      The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts.

      Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 1998, Massachusetts Financial Services Company ("MFS") and its subsidiaries including MFSI, had over $97 billion in assets under management, which included approximately $5 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

      This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board at the first meeting called for that purpose following the Annual Meeting of Variable Annuity Contract Owners which occurred on February 18, 1999.

      Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party;
(ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.


                            DEDUCTIONS AND EXPENSES

A.Sales and Administrative Functions and Expenses

      The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.

      As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998. The Variable Annuity Life Insurance Company became the Administrator of the Accumulation Fund. The change in Administrator does not result in any changes in administrative or sales fees.

      The total amounts received by the Company in connection with the sales and administrative functions in 1998, 1997 and 1996 were $1,159, $2,707 and $4,434, respectively.

1. Sales Charges

      Sales charges deducted from purchase payments received are in accordance with the following:

     (a) Flexible Purchase Payment Variable Annuity Contracts.

             Purchase Sales
             Payments Charge
             -------- ------
      1st    $15,000   7.5%
      Next    10,000   6.0
      Next    25,000   5.0
      Next    50,000   4.0
      Over   100,000   2.0

     (b) Single Payment Variable Annuity Contracts.

      First  $25,000   6.0%
      Next    25,000   3.0
      Over    50,000   1.5

     (c) Level Variable Annuity Contracts.

      Sales charge equals 5% of each purchase payment.

     (d) Group Variable Annuity Contracts.

     (i) For contracts with anticipated annual purchase payments under $50,000--5%.

     (ii) For contracts with anticipated annual purchase payments of $50,000 or more--2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

     (iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

 2.Collection Fee

      A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

 3.State Premium Taxes

      The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company's practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

B.Investment Advisory Fees

      The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

      MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

      The advisory fee paid to the Company for the three years 1998, 1997 and 1996 amounted to $149,556, $129,238 and $134,458, respectively. The fees paid to MFSI by the Company in 1998, 1997 and 1996 were $103,384, $90,536 and $94,120, respectively.

C.Expense and Mortality and Expense Risk Assumptions

      Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

      The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to
(i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 1998, 1997 and 1996 amounted to $299,109, $258,476, and $268,915, respectively.

      At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D.Brokerage Expenses and Portfolio Turnover

      MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

      Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients.

      The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI's receipt of brokerage and research services. To the extent that the Accumulation Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

      Brokerage commissions paid in the years ended December 31, 1998, 1997 and 1996 amounted to $79,252, $63,648 and $56,322, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions aggregated 112%, 110% and 49.1%, for these three periods. Brokerage commissions were paid to 100 brokers in 1998. In the years ended December 31, 1998, 1997 and 1996 the aggregate rates of portfolio turnover were 143%, 132% and 81%, respectively. The 1998 and 1997 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                            DESCRIPTION OF CONTRACTS

A.Types of Contracts

      The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

      There are 4 types of variable annuity contracts offered by this Prospectus. They are:

    1. Flexible Purchase Payment Variable Annuity Contract.

      The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

    2. Single Payment Variable Annuity Contract.

      The Single Contract provides for additional payments after the first only at the option of the Company.

    3. Individual "Level Charge" Variable Annuity Contract.

      The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

    4. Group Variable Annuity Contract.

      The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

      All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

      The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

      Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B.Purchase Payment Provisions

      Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

      Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

      Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

      Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

C.Accumulation Units

      Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

      The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D.Net Asset Value

      The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.


E.Annuity Unit

 1.Value of Variable Annuity Unit

      The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

 2.Amount of Monthly Annuity Payments

      The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

      Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 11).

F.Payments to Annuitants

 1.Annuity Settlement Options

      Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

      Option I--Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

      Option II--Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

      Option III--Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

      Option IV--Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

      Additional annuity options as may be agreed to by the Company are available.

 2.Fixed Annuity Options

      In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company's published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company's general assets and does not participate in the investment experience of the Accumulation Fund.

 3.Provisions Affecting Annuity Benefit Payments

      If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant's interest shall be distributed in a lump sum as selected by the contract owner or participant.

G.Payments at Death

      If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

      At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

      A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the contract.

H.Early or Deferred Commencement Dates

      The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company's consent, a later annuity commencement date.

I.Redemption

      The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

      Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is "closed" for other than weekends or holidays or (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J.Voting Rights

      Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to:
(i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

      The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 33% of the total vote as of December 31, 1998.

K.Miscellaneous Provisions

 1.Ownership Rights and Limitations

      During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

      The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

      To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

 2.Transfer and Exchange Privileges

      Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

 3.Splitting Units

      The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

 4.Adjustments

      The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

 5.Experience Credits--Group Contracts

      Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

      For each of the last three fiscal years ended December 31, 1998, no experience credits have been granted.

 6.Modification of Group Contracts

      The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

                                PRIOR CONTRACTS

A.Flexible Payment Contracts Issued Prior to June 1, 1977

      The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

      The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

       Purchase  Total   Sales  Administrative
       Payments Charges Charges    Charges
       -------- ------- ------- --------------
First  $  5,000   8.0%    5.5%        2.5%
Next      5,000   7.5     5.0         2.5
Next      5,000   7.0     4.5         2.5
Next      5,000   6.5     4.0         2.5
Next      5,000   6.0*    3.5         2.5*
Next     25,000   5.0*    2.5         2.5*
Next     50,000   4.0*    1.5         2.5*
Over    100,000   2.0*   1.25        0.75*

--------

      * Maximum administrative charge deducted from one purchase payment is $500.

      Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

      Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B.Group Contracts Issued Prior to June 1, 1977

      The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

      The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

      A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

      Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C.Group Deposit Administration Variable Annuity Contracts

      Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

      Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith.

      Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

            Purchase  Sales
            Payments Charges
            -------- -------
     First  $15,000    5.0%
     Next    10,000    3.5
     Next    25,000    2.5
     Over    50,000    2.0

      Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual record keeping were subject to the following sales charges:

            Purchase  Sales
            Payments Charges
            -------- -------
     First  $ 15,000   7.5%
     Next     10,000   6.0
     Next     25,000   5.0
     Next     50,000   4.0
     Over    100,000   2.0

      Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

      Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

            Purchase  Total   Sales  Administrative
            Payments Charges Charges    Charges
            -------- ------- ------- --------------
     First  $  5,000   8.0%    5.5%        2.5%
     Next      5,000   7.5     5.0         2.5
     Next      5,000   7.0     4.5         2.5
     Next      5,000   6.5     4.0         2.5
     Next      5,000   6.0*    3.5         2.5*
     Next     25,000   5.0*    2.5         2.5*
     Next     50,000   4.0*    1.5         2.5*
     Over    100,000   2.0*   1.25        0.75*

--------

      *The maximum administrative charge deducted from one purchase payment is $500.

      Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 11)

      The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

                               FIXED ACCUMULATION

      Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 ("1933 Act") nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

                               FEDERAL TAX STATUS

Introduction

      The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company's tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

      Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Tax Reform Act of 1984 ("The 1984 Act"), the Tax Reform Act of 1986 ("TRA-86"), and more recently the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), the Omnibus Budget Reconciliation Act of 1989 ("OBRA") and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

      In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the "exclusion amount" is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the "exclusion ratio" will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non-qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments. This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2;
(b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

      In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner's death. However, the contract may be continued in the name of the spouse of the contract owner.

      The Company believes that the contracts described in this prospectus meet these requirements.

      Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

      The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A.Section 403(b) Plans

      Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B.Individual Retirement Annuities

      Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as "Individual Retirement Annuity" or "IRA". IRA's are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C.Corporate Pension and Profit Sharing Plans

      Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D. H.R.-10 Plans

      The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as "H.R.-10" permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

      The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

      The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

                               LEGAL PROCEEDINGS

      There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

                                 LEGAL OPINION

      Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Tennessee and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

                                    EXPERTS

      The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and of The Paul Revere Variable Annuity Insurance Company at December 31, 1998 and 1997, and for each of the two years ended December 31, 1998, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                      STATEMENT OF ADDITIONAL INFORMATION

                  TO BE USED WITH MAY 1, 1999 PROSPECTUS
          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                Worcester, Massachusetts 01608 508-799-4441

      This Statement of Additional Information should be used to supplement information provided by the May 1, 1999 Prospectus, which describes Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company" or "PRV").

      This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund" or "Fund") that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request received by the Insurance Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

   The date of this Statement of Additional Information is May 1, 1999.

                The date of the Prospectus is May 1, 1999.

                               TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund..   29
Investment Objective and Policies.........................................   29
  Management:                                                                32
    Board of Managers of the Accumulation Fund............................   32
    Directors and Principal Officers of the Company.......................   33
    Remuneration of the Board of Managers.................................   34
    Election of the Board of Managers.....................................   34
    Investment Advisory Services Investment Advisory Agreement............   35
    Sales and Administrative Services Agreement...........................   35
    Investment Sub-Advisory Agreement.....................................   36
    Ownership and Control.................................................   37
Brokerage Allocation......................................................   39
Underwriters..............................................................   39
Purchase and Pricing of Contracts.........................................   39
Annuity Payments..........................................................   40
Report of Independent Auditors............................................
Financial Statements of the Contract Accumulation Fund....................
Report of Independent Auditors............................................
Financial Statements of The Paul Revere Variable Annuity Insurance
 Company..................................................................

                             WHERE THIS INFORMATION
                              CAN BE FOUND IN THE
                                   PROSPECTUS
                               TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund...  29
Investment Objective and Policies..........................................  30
Management:
  Board of Managers of the Accumulation Fund...............................  32
Investment Advisory Services:
  Investment Advisory Agreement............................................  35
  Sales and Administrative Services Agreement..............................  35
  Investment Sub-Advisory Agreement........................................  36
Brokerage Allocation.......................................................  37
Purchase and Pricing of Contracts..........................................  39
Annuity Payments...........................................................  40

                       GENERAL INFORMATION AND HISTORY OF
                              THE COMPANY AND THE
                               ACCUMULATION FUND

      The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of Provident Companies Inc. ("Provident"). Provident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

      The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 ("1940 Act"). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance ("the Commissioner"). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

      The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

      The Rules and Regulations of the Accumulation Fund provide for a five-member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be "interested persons" as defined in Section 2(a) of the 1940 Act.

      Investment custodial services are provided through an agreement between the Company and The Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund's independent certified public accountant is Ernst & Young LLP, 300 Krystal Bldg, One Union Square, Chattanooga, Tennessee 37402.

      A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

      The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder's equity which the Company is required to maintain. The Company's statutory capital and surplus of $94,789,000 and $89,769,000 as of December 31, 1998 and 1997,
respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 1999, approximately $42,101,000 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 1998, 1997 and 1996 was $43,338,000, $17,522,000, and $12,450,000, respectively. The Company declared and paid dividends to its parent, PRL of $59,000,000 in 1998, $2,000,000 in 1997, and $8,000,000 in 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

      The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

      Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

      On December 31, 1998, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an "Underwriter" (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

      The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund's assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund's policy to limit purchases in corporate short-term notes to notes rated "Prime-I" by Moody's Investors Services. The percentage of the Fund's net assets held in short-term notes at December 31, 1998, 1997 and 1996 amounted to 0%, 2.47%, 0%, respectively. MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 1998, 1997, and 1996 were 143%, 132%, and 81%, respectively. The 1998 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                                   MANAGEMENT

A.Board of Managers of the Accumulation Fund

      The property and business of the Accumulation Fund are managed by a Board of Managers elected by the owners of contracts to which variable accumulation units are credited. A majority of the Accumulation Fund's five managers namely Messr. Short and Miller and Ms. Sadowsky are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the Investment Company Act of 1940 ("1940 Act").

                            Principal Occupations
Name and Address        Age During Past 5 Years

*Donald E. Boggs,        53 Senior Vice President of PRV
 Chairman
 1 Fountain Square
 Chattanooga, TN
Gordon T. Miller, Vice   76 Retired; Former Vice President and Director of Industrial
 Chairman                   Relations of Barry Wright Corporation, Newton Lower Falls,
 14 Eastwood Road           Massachusetts.
 Shrewsbury, Massachu-
 setts
*Aubrey K. Reid, Jr.     71 Retired; Director Emeritus and Former President of PRV and PRL.
 6 Crocker Hill Drive
 Paxton, Massachusetts
 01612
Joan Sadowsky            68 Retired; Former Vice President of Human Resources, Atlas
 142 Winifred Avenue        Distributing Corporation, Auburn, Massachusetts.
 Worcester, Massachu-
 setts
William J. Short         63 President, Worcester Area Chamber of Commerce, Worcester,
 33 Waldo Street            Massachusetts
 Worcester, Massachu-
 setts

      *indicates "interested persons" as defined in the Investment Company Act of 1940.

B.Directors and Principal Officers of the Company

      The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of the Company as of December 31, 1998.

                              Principal Occupations
Name and Address          Age During Past 5 Years
William L. Armstrong       62 Chairman, Cherry Creek Mortgage Company
 1625 Broadway, Suite
 780
 Denver, CO 80202
William H. Bolinder        55 Member of the Corporate Executive Board, Zurich
 1400 American Lane           Insurance Company
 Schaumburg, IL 60196
J. Harold Chandler         49 Chairman, President & CEO, Provident Companies, Inc.
 1 Fountain Square
 Chattanooga, TN 37402
Charlotte M. Heffner       61 Trustee, The Maclellan Foundation
 1991 West Paces Ferry
 Road, N.W.
 Atlanta, Georgia 30327
Hugh B. Jacks              64 President, Potential Enterprises
 101 Carnoustie
 Shoal Creek, AL 35242
Hugh O. Maclellan, Jr.     59 President, The Maclellan Foundation
 The Maclellan Founda-
 tion
 Suite 501
 Chattanooga, TN 37402
A. S. "Pat" MacMillan      55 Chief Executive Officer, Team Resources, Inc.
 2100 River Edge Parkway
 Suite 800
 Atlanta, GA 30328-4604
C. William Pollard         60 Chairman, The ServiceMaster Company
 One ServiceMaster Way
 Downers Grove, IL 60515
Scott L. Probasco, Jr.     70 Director and Chairman of the Executive Committee, SunTrust
 736 Market Street, 16th      Banks, Inc.
 floor
 Chattanooga, TN 37402
Steven S. Reinemund        51 Chairman and Chief Executive Officer, Frito-Lay, Inc.
 7701 Legacy Drive
 Plano, TX 75024
Burton E. Sorensen         69 Retired Chairman and Chief Executive Officer, Lord Securities
 2 Wall Street                Corporation
 New York, NY 10005
Thomas R. Watjen           44 Vice Chairman and Chief Financial Officer, Provident Companies,
 1 Fountain Square            Inc.
 Chattanooga, TN 37402

C.Remuneration of the Board of Managers

      The Accumulation Fund is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 8). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 1998 was $9,000. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

                               COMPENSATION TABLE

        (1)                 (2)              (3)              (4)               (5)
                                          Pension or
                                          Retirement                     Total Compensation
                         Aggregate     Benefits Accrued Estimated Annual  From Registrant
Name of Person,      Compensation From As Part of Fund   Benefits Upon    and Fund Complex
Position                Registrant         Expenses        Retirement    Paid to Directors
---------------      ----------------- ---------------- ---------------- ------------------
Donald E. Boggs                0               0                0                   0
Chairman
Gordon T. Miller          $3,000               0                0              $3,000
Vice Chairman
Aubrey K. Reid, Jr.            0               0                0                   0
Member
Joan Sadowsky             $3,000               0                0              $3,000
Member
William J. Short          $3,000               0                0              $3,000
Member

D.Election of the Board of Managers

      Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

      Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers whose terms continue, namely Ms. Sadowsky and Mr. Miller, are not deemed to be "interested persons" as defined in the 1940 Act. The nominee for election, Mr. Short is not deemed to be an "interested person" as defined in the 1940 Act. Of the three members of the Board of Managers whose terms continue, Mr. Boggs and Mr. Reid are deemed to be an "interested person" by virtue of his status as active or retired officer and/or director of the Investment Advisor.

                          INVESTMENT ADVISORY SERVICES

      The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund's Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

      Under the agreement, the Company agrees to provide "investment advisory services" to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

      Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

      In connection with the Company's obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

      For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid weekly by the Fund. At December 31, 1998, the net asset values for each series of the Fund were $15.13 (Series N) and $15.12 (Series Q). For the fiscal years ended December 31, 1998, 1997 and 1996, the Company received fees under the agreement aggregating $149,556 , $129,238 and $134,458, respectively.

Sales and Administrative Services Agreement

      The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

      Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 1998, 1997 and 1996 were $1,159, $2,707 and $4,434, respectively.

      The Company also received $299,109, $258,476, $268,915, from the Accumulation Fund during 1998, 1997, and 1996, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

        The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

                       INVESTMENT SUB-ADVISORY AGREEMENT

      Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement ("Sub-Agreement") with Massachusetts Financial Services Company ("MFS") which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

      Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub-Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

      For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 1997, 1996 and 1995, respectively, the Company paid MFSI a total of $90,536, $94,120, and $133,743, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

      MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

      MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

      As of December 31, 1998, MFS and its subsidiaries had over $97 billion in assets under management, which included approximately $5 billion was managed by MFSI.

      MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.

      The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

 Name and Address        Principal Occupation
 ----------------        --------------------
                         Chairman of MFS Global Advisors, Inc. and Director,
 *Thomas J. Cashman, Jr. MFSI

 *Arnold D. Scott        Senior Executive Vice President, Director and
                         Secretary of MFS and Director of MFSI.

 *Jeffrey L. Shames      Chairman, Chief Executive Officer and Director
                         of MFS and Director of MFSI.
 *Joseph J. Trainor      President and Director of MFSI.

      *Address is:
      500 Boylston Street
      Boston, Massachusetts

                             OWNERSHIP AND CONTROL

      As of December 31, 1998, the members of the Board of Managers of the Accumulation Fund and the directors and principal officers of the Company as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record 11,500,385 units, being .66% of the total. The Home Office and the Agency retirement plans of The Paul Revere Corporation were the only contract owners who, as of the above date, directly or indirectly owned, controlled or held with power to vote units representing 5% or more of the total vote. Their combined interests were represented by 573,129.75 units, representing 33% of the total vote.

                              BROKERAGE ALLOCATION

      MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers.

      The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

      MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer's markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

      Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

      The term "broker and research services" includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

      It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI's other clients.

      This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker/dealers may be willing to furnish statistical research and other factual information or services ("research") to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such "research" to MFSI.

      MFSI's investment management personnel attempt to evaluate the quality of "research" provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such "research" because a substantial number of transactions were effected through brokers who provide "research" but were selected principally because of their execution capabilities.

      In certain instances, there may be securities which are suitable for the Accumulation Fund's portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund's ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

      Brokerage commissions paid in the years ended December 31, 1998, 1997 and 1996 amounted to $79,252, $63,648 and $56,322, respectively. Brokerage commissions were paid to 100 brokers in 1998. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

                                  UNDERWRITERS

      The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts.


                              PURCHASE AND PRICING
                                  OF CONTRACTS

      The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

      Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 13) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 10).

      The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

      The Flexible Purchase Payment Variable Annuity Contract ("Flexible") provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

      The Single Payment Variable Annuity Contract ("Single") provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

      Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

      The Individual "Level Charge" Variable Annuity Contract ("Level") is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

      The Group Variable Annuity Contract ("Group") is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

      Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 14).

                                ANNUITY PAYMENTS

      The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 15).

      Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 11).

                            Illustration of Variable
                          Annuity Payment Calculation

Value applied to provide an annuity:                                  $  47,750
  multiplied by
Annuity purchase rate                                                 $6.40 per
(from tables):                                                        $   1,000
  equals
Tabular annuity amount:                                               $  305.60
  divided by
Annuity unit value on the valuation when the number of annuity units
 is determined:                                                       $0.522602
  equals
Number of annuity units determining each monthly annuity payment:       584.766
  multiplied by
Annuity unit value for valuation two weeks preceding date annuity
 benefit payable:                                                     $0.533170
  equals
Annuity payment for month in dollars:                                 $  311.78

      The annuity payment due for each succeeding month is computed in the same manner using the fixed figure determined for the number of annuity units (e.g. 584.766) and the then applicable annuity unit value for the valuation two weeks preceding the date the annuity benefit is payable.

                      REPORT OF INDEPENDENT AUDITORS

The Owners of Variable Annuity Contracts of The Paul Revere

Variable Annuity Insurance Company and the Board of

Managers of The Paul Revere Variable Annuity Contract

Accumulation Fund of The Paul Revere Variable Annuity

Insurance Company

      We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-qualified Portfolios) as of December 31, 1998 and 1997, including the statement of investments as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1998, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 and 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1998 and 1997, the results of its operations and the changes in its net assets for each of the three years in the period ended, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Chattanooga, Tennessee

March 1, 1999

Statements of Assets and Liabilities

                                        For the years ended December 31,
                                                             1998       1997
                                     1998        1997      Series N   Series N
                                   Series Q    Series Q     (Non-      (Non-
                                  (Qualified) (Qualified) Qualified) Qualified)
                                  ----------- ----------- ---------- ----------
ASSETS
Investments in securities at
market value
(Cost: Series Q 1998--
$19,178,659, 1997--$17,640,824)
(Cost: Series N 1998--
$5,278,593, 1997--$4,742,855)
(see Statement of Investments)..  $26,260,278 $21,762,332 $7,250,200 $5,883,989
Cash............................       85,709       2,777     16,461    201,066
Dividends receivable............       16,612      31,617      4,480      8,681
Receivable for investments
 sold...........................       75,057      39,158     26,456     11,207
                                  ----------- ----------- ---------- ----------
  Total assets..................   26,437,656  21,835,884  7,297,597  6,104,943
                                  ----------- ----------- ---------- ----------
LIABILITIES
Surrenders payable..............       15,146     150,875      3,663     29,098
Payable for investments
 purchased......................      114,052     160,152     29,197     43,845
Payable to The Paul Revere
 Variable Annuity Insurance
 Company........................      362,848      28,991     81,081      8,458
Other...........................        2,202      29,618         58      6,266
                                  ----------- ----------- ---------- ----------
  Total liabilities.............      494,248     369,636    113,999     87,667
                                  ----------- ----------- ---------- ----------
TOTAL NET ASSETS................  $25,943,408 $21,466,248 $7,183,598 $6,017,276
                                  =========== =========== ========== ==========
CONTRACT OWNERS' EQUITY
Deferred contracts terminable by
 owner..........................  $21,615,662 $17,565,862 $5,144,222 $4,156,586
Currently payable contracts.....    4,327,746   3,900,386  2,039,376  1,860,690
                                  ----------- ----------- ---------- ----------
  Total net assets..............  $25,943,408 $21,466,248 $7,183,598 $6,017,276
                                  =========== =========== ========== ==========
ACCUMULATION UNITS OUTSTANDING..    1,715,402   1,887,352    474,699    529,795
                                  =========== =========== ========== ==========
NET ASSET VALUE PER ACCUMULATION
 UNIT...........................  $    15.124 $    11.374 $   15.133 $   11.358
                                  =========== =========== ========== ==========



See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                       For the years ended December 31,
                                     1998            1997            1996
                                   Series Q        Series Q        Series Q
                                  (Qualified)     (Qualified)     (Qualified)
                                  -----------     -----------     -----------
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)..    $  (154,286)    $    34,747    $     52,342
Net realized gain on
 investments..................      3,927,590       5,091,490       8,351,181
Net increase (decrease) in
 unrealized appreciation of
 investments..................      2,960,111         307,210      (4,309,054)
                                  -----------     -----------    ------------
  Increase in net assets from
   operations.................      6,733,415       5,433,447       4,094,469
Contract receipts:
Gross purchase payments
 received.....................         66,629          47,982         106,019
Deductions from purchase
 payments.....................            852           2,060           3,892
                                  -----------     -----------    ------------
  Net purchase payments
   received...................         65,777          45,922         102,127
Payments to contract owners:
Annuity payments to contract
 owners.......................        490,751         378,254         304,504
Terminations and withdrawals
 to contract owners...........      1,548,428       1,783,911      24,628,563
                                  -----------     -----------    ------------
  Total payments to contract
   owners.....................      2,039,179       2,162,165      24,933,067
                                  -----------     -----------    ------------
  Net contract payments to
   contract owners............     (1,973,402)     (2,116,243)    (24,830,940)
Other increases (decreases)...       (282,853)         78,932          31,550
                                  -----------     -----------    ------------
  Total increase (decrease) in
   net assets.................      4,477,160       3,396,136     (20,704,921)
NET ASSETS
Beginning of year.............     21,466,248      18,070,112      38,775,033
                                  -----------     -----------    ------------
End of period.................    $25,943,408     $21,466,248    $ 18,070,112
                                  ===========     ===========    ============
                                       For the years ended December 31,
                                     1998            1997            1996
                                   Series N        Series N        Series N
                                (Non-qualified) (Non-qualified) (Non-qualified)
                                --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)..    $   (57,763)    $   (17,250)   $      1,718
Net realized gain on
 investments..................      1,106,946       1,359,361         718,025
Net increase in unrealized
 appreciation of investments..        830,473         115,793         118,379
                                  -----------     -----------    ------------
  Increase in net assets from
   operations.................      1,879,656       1,457,904         838,122
Contract receipts:
Gross purchase payments
 received.....................          4,269           9,995           8,707
Deductions from purchase
 payments.....................            307             647             542
                                  -----------     -----------    ------------
  Net purchase payments
   received...................          3,962           9,348           8,165
Payments to contract owners:
Annuity payments to contract
 owners.......................        244,083         198,891         170,686
Terminations and withdrawals
 to contract owners...........        308,059         254,751          58,037
                                  -----------     -----------    ------------
  Total payments to contract
   owners.....................        552,142         453,642         228,723
                                  -----------     -----------    ------------
  Net contract payments to
   contract owners............       (548,180)       (444,294)       (220,558)
Other increases (decreases)...       (165,154)         63,860          60,821
                                  -----------     -----------    ------------
  Total increase in net
   assets.....................      1,166,322       1,077,470         678,385
NET ASSETS
Beginning of year.............      6,017,276       4,939,806       4,261,421
                                  -----------     -----------    ------------
End of period.................    $ 7,183,598     $ 6,017,276    $  4,939,806
                                  ===========     ===========    ============

See accompanying notes to financial statements.

Statements of Operations

                                          For the years ended December 31,
                                            1998         1997         1996
                                          Series Q     Series Q     Series Q
                                         (Qualified)  (Qualified)  (Qualified)
                                         -----------  -----------  -----------
INVESTMENT INCOME
Income:
  Dividends............................  $  151,836   $  211,880   $   336,996
  Interest.............................      57,336      138,669        62,320
                                         ----------   ----------   -----------
    Total income.......................     209,172      350,549       399,316
                                         ----------   ----------   -----------
Expenses:
  Mortality and expense risk fees......     233,905      202,101       222,849
  Investment management and advisory
   service fees........................     116,953      101,051       111,425
  Professional services................      12,600       12,650        12,700
                                         ----------   ----------   -----------
    Total expenses.....................     363,458      315,802       346,974
                                         ----------   ----------   -----------
Net investment income (loss)...........    (154,286)      34,747        52,342
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
Net realized gain on investments sold..   3,927,590    5,091,490     8,351,181
Net increase (decrease) in unrealized
 appreciation of investments...........   2,960,111      307,210    (4,309,054)
                                         ----------   ----------   -----------
Net realized and unrealized gain on
 investments...........................   6,887,701    5,398,700     4,042,127
                                         ----------   ----------   -----------
Increase in net assets from
 operations............................  $6,733,415   $5,433,447   $ 4,094,469
                                         ==========   ==========   ===========
                                          For the years ended December 31,
                                            1998         1997         1996
                                          Series N     Series N     Series N
                                            (Non-        (Non-        (Non-
                                         qualified)   qualified)   qualified)
                                         -----------  -----------  -----------
INVESTMENT INCOME
Income:
  Dividends............................  $   42,373   $   57,959   $    67,817
  Interest.............................       5,231       16,943        10,620
                                         ----------   ----------   -----------
    Total income.......................      47,604       74,902        78,437
                                         ----------   ----------   -----------
Expenses:
  Mortality and expense risk fees......      65,204       56,375        46,066
  Investment management and advisory
   service fees........................      32,603       28,187        23,033
  Professional services................       7,560        7,590         7,620
                                         ----------   ----------   -----------
    Total expenses.....................     105,367       92,152        76,719
                                         ----------   ----------   -----------
Net investment income (loss)...........     (57,763)     (17,250)        1,718
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
Net realized gain on investments sold..   1,106,946    1,359,361       718,025
Net increase in unrealized appreciation
 of investments........................     830,473      115,793       118,379
                                         ----------   ----------   -----------
Net realized and unrealized gain on
 investments...........................   1,937,419    1,475,154       836,404
                                         ----------   ----------   -----------
Increase in net assets from
 operations............................  $1,879,656   $1,457,904   $   838,122
                                         ==========   ==========   ===========


See accompanying notes to financial statements.

Statement of Investments
December 31, 1998

                                      Series Q                          Series N
                                     (Qualified)                     (Non-Qualified)
                                 -------------------               ------------------
Securities of             Number                      % of  Number                     % of
Unaffiliated                of              Market    Net     of             Market    Net
Companies                 Shares   Cost      Value   Assets Shares   Cost     Value   Assets
-------------             ------ --------- --------- ------ ------ -------- --------- ------
COMMON STOCKS
Aerospace
 Raytheon Co. Class A...   2,500 $ 130,944 $ 129,219   0.5%   650  $ 33,938 $  33,597   0.5%
                                 --------- ---------               -------- ---------
Broadcasting
 CBS Corp...............   4,900   138,549   160,475        1,400    40,178    45,850
 Jacor Communications,
  Inc. .................   3,700   212,274   238,187        1,000    57,144    64,375
 Media One Group Inc....   5,500   261,163   258,500        1,500    71,658    70,500
 Reuters Hldgs Pic Spon
  ADR...................   1,900   111,675   120,413          500    29,342    31,687
 Tele-Comm Liberty Media
  Group.................   3,600   120,038   199,125        1,000    33,343    55,313
 Univision
  Communications, Inc...   4,000   139,935   144,750        1,200    41,640    43,425
 Viacom, Inc. Class B...   3,800   170,210   281,200        1,100    49,089    81,400
                                 --------- ---------               -------- ---------
                                 1,153,844 1,402,650   5.4%         322,394   392,550   5.5%
                                 --------- ---------               -------- ---------
Computer Software-PC
 Ceridian Corp. ........   4,600   222,446   321,137        1,300    62,877    90,756
 Compaq Computer
  Corp. ................   6,500   260,390   272,594        1,800    72,108    75,487
 Computer Sciences
  Corp..................   2,800   142,164   180,425          800    43,808    51,550
 Microsoft Corp.........   8,800   873,580 1,220,450        2,400   236,976   332,850
                                 --------- ---------               -------- ---------
                                 1,498,580 1,994,606   7.7%         415,769   550,643   7.7%
                                 --------- ---------               -------- ---------
Computer Software-
 Systems
 Affiliated Computer
  Services..............   4,600   158,047   207,000        1,300    45,026    58,500
 Ascend Communications
  Inc...................   5,000   194,818   328,750        1,310    50,845    86,132
 BMC Software, Inc......   4,800   160,183   213,900        1,300    43,198    57,931
 Cadence Design Systems,
  Inc...................   7,270   181,042   216,283        2,020    51,023    60,095
 Cisco Systems, Inc.....   6,900   347,880   640,406        1,900    98,128   176,344
 Computer Assoc. Intl.
  Inc...................   8,000   353,215   341,000        2,250    99,116    95,906
 Compuware Corporation..   6,500   149,862   507,813        1,800    44,161   140,625
 DST Systems Inc........   2,400   127,149   136,950          700    37,758    39,944
 EMC Corp...............   3,500   133,894   297,500        1,000    38,496    85,000
 Galileo International
  Inc. .................   2,000    77,705    87,000          600    23,199    26,100
 HBO & Company..........   2,400    71,290    68,850          700    20,576    20,081
 Networks Associates,
  Inc...................   3,850   169,531   255,062        1,050    45,324    69,563
 Oracle Corp............   9,700   241,215   418,312        2,637    58,696   113,721
 Policy Management
  Systems...............   6,000   247,011   303,000        1,800    74,327    90,900
 Synopsys Inc...........   2,600    91,512   141,050          400    13,974    21,700
 3Com Corp..............   3,400   147,327   152,363          900    38,890    40,331
                                 --------- ---------               -------- ---------
                                 2,851,681 4,315,239  16.6%         782,737 1,182,873  16.5%
                                 --------- ---------               -------- ---------
Consumer Goods &
 Services
 Clorox Company.........     800    54,044    93,450          200    13,511    23,362
 Dial Corp..............   7,300   172,314   210,787        2,100    49,484    60,638
 Gillette Co. ..........   4,500   189,098   217,406        1,240    51,797    59,908
 Linens "N Things,
  Inc...................   2,300    61,613    91,138          660    17,588    26,153
 Newell Company.........   2,300    97,632    94,875          600    25,469    24,750
 Procter & Gamble Co. ..   2,900   233,753   264,806          770    61,774    70,311
 RJR Nabisco Holdings
  Corp..................   1,700    58,933    50,469          500    17,331    14,844
 Tyco International
  Ltd...................  14,496   423,466 1,093,542        4,090   119,958   308,539
 Wal-Mart Stores, Inc...   5,800   296,808   472,338        1,600    82,075   130,300
                                 --------- ---------               -------- ---------
                                 1,587,661 2,588,811  10.0%         438,987   718,805  10.0%
                                 --------- ---------               -------- ---------
Electrical Equipment
 General Electric Co....   3,400   222,978   347,013   1.3%   900    58,655    91,856   1.3%
                                 --------- ---------               -------- ---------
Electronics
 Analog Devices, Inc....   4,600    83,614   144,325        1,300    23,718    40,788
 Imation Corp...........     150    25,976     2,625
 Intel Corp.............   4,100   400,006   486,106        1,100   108,475   130,419
 Lattice Semiconductor
  Corp..................   3,200   114,690   146,900          700    24,650    32,134
                                 --------- ---------               -------- ---------
                                   624,286   779,956   3.0%         156,843   203,341   2.8%
                                 --------- ---------               -------- ---------

See accompanying notes to financial statements.

December 31, 1998

                                                                          Series N
                                 Series Q (Qualified)                 (Non-Qualified)
                                 ---------------------               -----------------
                          Number                        % of  Number                    % of
                            of                Market    Net     of             Market   Net
                          Shares    Cost      Value    Assets Shares   Cost    Value   Assets
                          ------ ---------- ---------- ------ ------ -------- -------- ------
Energy
 Amoco Corp.............   2,300 $  127,134 $  138,862          600  $ 33,167 $ 36,225
 British Petroleum
  Company...............   1,341    117,945    127,395          412    36,022   39,140
 Conoco, Inc............   2,900     66,700     60,538          800    18,400   16,700
 Halliburton Company....   1,500     61,256     44,438          400    16,335   11,850
 Noble Drilling
  Corporation...........   1,600     47,059     20,700          400    11,818    5,175
 Varco International,
  Inc. .................   1,700     51,044     13,175          500    15,013    3,875
                                 ---------- ----------               -------- --------
                                    471,138    405,108   1.6%         130,755  112,965   1.6%
                                 ---------- ----------               -------- --------
Entertainment
 Walt Disney Co.........   2,700     79,909     81,000          500    14,755   15,000
 Time Warner Inc. ......   7,000    237,992    434,437        2,000    65,330  124,125
                                 ---------- ----------               -------- --------
                                    317,901    515,437   2.0%          80,085  139,125   1.9%
                                 ---------- ----------               -------- --------
Financial Institutions
 American Express
  Company...............   1,300    107,738    132,925          400    32,756   40,900
 Associates First
  Capital Corp..........  11,800    402,886    500,025        3,300   113,208  139,838
 Morgan Stanley, Dean
  Witter,
  Discover and Co.......   3,700    242,715    262,700        1,000    65,393   71,000
 Northern Trust Corp....   1,400    106,699    122,237          400    30,485   34,925
 Wells Fargo & Company..   3,600    136,080    143,775        1,000    37,783   39,938
                                 ---------- ----------               -------- --------
                                    996,118  1,161,662   4.5%         279,625  326,601   4.5%
                                 ---------- ----------               -------- --------
Food & Beverage Products
 Anheuser-Busch
  Companies, Inc........   3,000    182,444    196,875          800    48,469   52,500
 Dean Foods Company.....   2,100    112,383     85,706          600    31,728   24,487
 Hershey Foods Corp.....   1,900    107,705    118,156          550    29,430   34,203
 Hormel Foods Corp......   4,100    113,413    134,275        1,100    30,439   36,025
 Nabisco Holdings Corp.
  Class A...............   2,800     98,399    116,200          800    28,106   33,200
 PepsiCo Inc............   4,900    177,209    200,594        1,400    50,769   57,313
 Ralston-Purina Group...   1,600     53,980     51,800          400    13,417   12,950
 Tootsie Roll
  Industries, Inc.......   2,290     65,098     89,596          624    17,739   24,414
                                 ---------- ----------               -------- --------
                                    910,631    993,202   3.8%         250,097  275,092   3.8%
                                 ---------- ----------               -------- --------
Government Sponsored
 Federal Home Loan
  Mortg. Corp...........   8,000    384,715    515,500        2,000    90,129  128,875
 Federal National
  Mortgages Assoc.......   1,600     89,694    118,400          400    21,246   29,600
                                 ---------- ----------               -------- --------
                                    474,409    633,900   2.4%         111,375  158,475   2.2%
                                 ---------- ----------               -------- --------
Insurance
 Aetna Inc..............   1,500    120,247    117,937          400    32,191   31,450
 AFLAC Inc. ............   1,500     51,250     66,000          400    13,667   17,600
 Conseco Inc............       1         47         31            1        47       31
 Equitable Cos., Inc....   3,500    175,625    202,563        1,000    50,389   57,875
 Lincoln National
  Corp..................   1,800    146,371    147,263          500    41,547   40,906
 Progressive
  Corporation...........   1,900    221,490    321,813          530    60,894   89,769
 Reliastar Financial
  Corporation...........   2,900    126,267    133,763          800    34,747   36,900
                                 ---------- ----------               -------- --------
                                    841,297    989,370   3.8%         233,482  274,531   3.8%
                                 ---------- ----------               -------- --------
Medical & Health
 Products
 American Home Products
  Corp..................   3,400    181,770    191,462        1,000    53,527   56,312
 Bristol-Myers Squibb
  Co....................   2,300    188,618    307,769          600    46,262   80,287
 Elan Corp. ADR.........   2,326    157,019    161,802          592    40,299   41,181
 Eli Lilly and Co.......   2,700    201,947    239,963          800    59,976   71,100
 Guidant Corp...........   3,900    272,281    429,975        1,100    76,728  121,275
 McKesson Corp..........   3,400    287,582    268,813          950    80,532   75,109
 Medtronic, Inc.........   2,000     97,966    148,500          600    29,390   44,550
 Pfizer Inc.............   3,600    297,698    451,575        1,000    83,387  125,437
 Schering Plough Corp...   5,800    142,091    320,450        1,600    38,265   88,400
 Warner-Lambert
  Company...............   2,300    129,373    172,931          650    34,537   48,872
                                 ---------- ----------               -------- --------
                                  1,956,345  2,693,240  10.4%         542,903  752,523  10.5%
                                 ---------- ----------               -------- --------

See accompanying notes to financial statements.

December 31, 1998

                                                Series Q                                Series N
                                               (Qualified)                           (Non-Qualified)
                                         -----------------------                  ---------------------
                                  Number                           % of    Number                         % of
                                    of                 Market      Net       of                Market     Net
                                  Shares    Cost        Value     Assets   Shares    Cost      Value     Assets
                                  ------ ----------- -----------  ------   ------ ---------- ----------  ------
Medical & Health Tech. Services
 Cardinal Health, Inc...........   3,600 $   194,533 $   273,150             975  $   52,785 $   73,978
 HealthSouth Corp...............  13,600     261,823     209,950           3,800      73,565     58,662
 United Healthcare Corp.........   7,300     347,369     314,356           2,100      98,836     90,431
                                         ----------- -----------                  ---------- ----------
                                             803,725     797,456    3.1%             225,186    223,071    3.1%
                                         ----------- -----------                  ---------- ----------
Printing & Publishing
 Scholastic Corp. ..............   2,300      96,600     123,338    0.5%     600      25,200     32,175    0.4%
                                         ----------- -----------                  ---------- ----------
Restaurants
 McDonald's Corp................   2,000     127,229     153,250    0.6%     600      38,831     45,975    0.6%
                                         ----------- -----------                  ---------- ----------
Stores
 BJ's Wholesale Club, Inc.......   4,100     127,362     189,881           1,100      35,098     50,944
 CVS Corporation................   6,000     184,300     330,000           1,700      54,951     93,500
 Dayton Hudson Corp.............   1,200      53,015      65,100             300      13,254     16,275
 Fred Meyer, Inc. ..............   9,400     310,373     566,350           2,700      90,517    162,675
 Lowe's Companies, Inc..........   4,300     158,344     220,106           1,200      44,830     61,425
 Office Depot, Inc..............   9,200     167,845     339,825           2,600      47,316     96,038
 Rite Aid Corp..................  16,000     344,236     793,000           4,400      96,412    218,075
 TJX Companies, Inc.............   5,200     136,674     150,800           1,500      39,349     43,500
                                         ----------- -----------                  ---------- ----------
                                           1,482,149   2,655,062   10.2%             421,727    742,432   10.3%
                                         ----------- -----------                  ---------- ----------
Supermarkets
 Safeway Inc....................   2,300      79,113     140,156    0.6%     700      23,923     42,656    0.6%
                                         ----------- -----------                  ---------- ----------
Telecommunications
 Airtouch Communications, Inc...   2,500     148,547     180,312             700      41,548     50,488
 ALLTEL Corp. ..................   5,600     270,302     334,950           1,600      77,678     95,700
 Lucent Technologies, Inc.......   2,800     228,233     308,000             770      60,475     84,700
 MCI Worldcom Inc...............   8,400     352,712     602,700           2,300      96,419    165,025
 Nokia Corp. ADR-Series A.......   1,000     107,231     120,438             300      32,180     36,131
 Tellabs, Inc...................   1,700      96,038     116,556             500      28,262     34,281
                                         ----------- -----------                  ---------- ----------
                                           1,203,063   1,662,956    6.4%             336,562    466,325    6.5%
                                         ----------- -----------                  ---------- ----------
Tobacco
 Phillip Morris Cos. Inc........  11,200     478,671     599,200    2.3%   3,100     131,666    165,850    2.3%
                                         ----------- -----------                  ---------- ----------
Transportation
 Harley-Davidson, Inc...........   2,600     102,042     123,175             700      27,412     33,163
 Kansas City Southern Ind.......   2,200     100,335     108,212             600      27,380     29,512
                                         ----------- -----------                  ---------- ----------
                                             202,377     231,387    0.9%              54,792     62,675    0.9%
                                         ----------- -----------                  ---------- ----------
Utilities
 Century Telephone Enterprises..   5,000     189,745     337,500           1,400      54,880     94,500
 Columbia Energy Group..........   2,700     159,234     155,925             800      47,158     46,200
 SBC Communications, Inc........   5,500     249,817     294,937           1,500      67,957     80,437
                                         ----------- -----------                  ---------- ----------
                                             598,796     788,362    3.0%             169,995    221,137    3.1%
                                         ----------- -----------                  ---------- ----------
Total common stocks.............          19,109,536  26,100,580  100.6%           5,265,527  7,215,273  100.4%
                                         ----------- -----------                  ---------- ----------
PREFERRED STOCKS
Telecommunications
 Airtouch Communications Inc.
  6.00% Class B.................   2,684      69,123     159,698    0.6%     587      13,066     34,927    0.5%
                                         ----------- -----------                  ---------- ----------
 Total preferred stocks.........              69,123     159,698    0.6%              13,066     34,927    0.5%
                                         ----------- -----------                  ---------- ----------
 Total stocks...................         $19,178,659  26,260,278  101.2%          $5,278,593  7,250,200  100.9%
                                         =========== -----------                  ========== ----------
Other assets less liabilities...                        (316,870)  (1.2%)                       (66,602)  (0.9%)
                                                     -----------                             ----------
Total Net Assets................                     $25,943,408  100.0%                     $7,183,598  100.0%
                                                     ===========                             ==========

See accompanying notes to financial statements.

Supplementary Information
Selected Per Unit Data and Ratios

                                             Year Ended December 31,
                                       1998     1997     1996   1995   1994
                                       ----     ----     ----   ----   ----
PER UNIT DATA (a)
Series Q (Qualified)
Investment income.................... $ 0.116  $ 0.177  $0.153 $0.119 $ 0.081
Expenses.............................   0.202    0.159   0.133  0.096   0.073
                                      -------  -------  ------ ------ -------
Net investment income (loss).........  (0.086)   0.018   0.020  0.023   0.008
Net realized and unrealized gains
 (losses) from securities............   3.836    2.723   1.551  1.711  (0.020)
                                      -------  -------  ------ ------ -------
Net increase (decrease) in net asset
 value...............................   3.750    2.741   1.571  1.734  (0.012)
Accumulation unit net asset value:
  Beginning of year..................  11.374    8.633   7.062  5.328   5.340
                                      -------  -------  ------ ------ -------
  End of year........................ $15.124  $11.374  $8.633 $7.062 $ 5.328
                                      =======  =======  ====== ====== =======
Series N (Non-qualified)
Investment income.................... $ 0.096  $ 0.135  $0.137 $0.117 $ 0.099
Expenses.............................   0.212    0.166   0.134  0.109   0.102
                                      -------  -------  ------ ------ -------
Net investment income (loss).........  (0.116)  (0.031)  0.003  0.008  (0.003)
Net realized and unrealized gains
 (losses) from securities............   3.891    2.660   1.459  1.769  (0.023)
                                      =======  =======  ====== ====== =======
Net increase (decrease) in net asset
 value...............................   3.775    2.629   1.462  1.777  (0.026)
Accumulation unit net asset value:
  Beginning of year..................  11.358    8.729   7.267  5.490   5.516
                                      -------  -------  ------ ------ -------
  End of year........................ $15.133  $11.358  $8.729 $7.267 $ 5.490
                                      =======  =======  ====== ====== =======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                            Year Ended December 31,
                                         1998    1997    1996   1995   1994
                                         ----    ----    ----   ----   -----
RATIOS
Series Q (Qualified)
Operating expenses to average
 accumulation fund balance..............  1.57%   1.59%   1.57%  1.55%  1.55%
Net investment income (loss) to average
 accumulation fund balance.............. (0.67%)  0.18%   0.24%  0.38%  0.17%
Portfolio turnover rate.................   143%    130%     78%    64%    64%
Accumulation units outstanding at the
 end of the period (in thousands)....... 1,715   1,887   2,093  5,491  5,597
Series N (Non-qualified)
Operating expenses to average
 accumulation fund balance..............  1.63%   1.67%   1.69%  1.71%  1.73%
Net investment income (loss) to average
 accumulation fund balance.............. (0.90%) (0.31%)  0.04%  0.13% (0.05%)
Portfolio turnover rate.................   143%    139%     94%    67%    62%
Accumulation units outstanding at the
 end of the period (in thousands).......   475     530     566    586    604

See accompanying notes to financial statements.

Supplementary Information

                                             Year Ended December 31,
                                       1993     1992     1991   1990     1989
                                      -------  -------  ------ -------  ------
PER UNIT DATA (a)
Series Q (Qualified)
Investment income.................... $ 0.054  $ 0.068  $0.093 $ 0.116  $0.122
Expenses.............................   0.079    0.076   0.066   0.055   0.051
                                      -------  -------  ------ -------  ------
Net investment income (loss).........  (0.025)  (0.008)  0.027   0.061   0.071
Net realized and unrealized gains
 (losses) from securities............   0.291    0.159   1.295  (0.107)  0.928
                                      -------  -------  ------ -------  ------
Net increase (decrease) in net asset
 value...............................   0.266    0.151   1.322  (0.046)  0.999
Accumulation unit net asset value:
  Beginning of year..................   5.074    4.923   3.601   3.647   2.648
                                      -------  -------  ------ -------  ------
  End of year........................ $ 5.340  $ 5.074  $4.923 $ 3.601  $3.647
                                      =======  =======  ====== =======  ======
Series N (Non-qualified)
Investment income.................... $ 0.055  $ 0.071  $0.085 $ 0.111  $0.104
Expenses.............................   0.092    0.094   0.076   0.072   0.059
                                      -------  -------  ------ -------  ------
Net investment income (loss).........  (0.037)  (0.023)  0.009   0.039   0.045
Net realized and unrealized gains
 (losses) from securities............   0.318    0.194   1.361  (0.102)  1.002
                                      -------  -------  ------ -------  ------
Net increase (decrease) in net asset
 value...............................   0.281    0.171   1.370  (0.063)  1.047
Accumulation unit net asset value:
  Beginning of year..................   5.235    5.064   3.694   3.757   2.710
                                      -------  -------  ------ -------  ------
  End of year........................ $ 5.516  $ 5.235  $5.064 $ 3.694  $3.757
                                      =======  =======  ====== =======  ======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                              Year Ended December 31,
                                           1993    1992    1991   1990   1989
                                           -----   -----   -----  -----  -----
RATIOS
Series Q (Qualified)
Operating expenses to average
 accumulation fund balance...............   1.56%   1.56%   1.56%  1.58%  1.58%
Net investment income (loss) to average
 accumulation fund balance...............  (0.50%) (0.17%)  0.64%  1.76%  2.20%
Portfolio turnover rate..................     59%     61%     98%    80%    89%
Accumulation units outstanding at the end
 of the period (in thousands)............  5,700   5,753   5,839  5,961  6,157
Series N (Non-qualified)
Operating expenses to average
 accumulation fund balance...............   1.73%   1.74%   1.76%  1.80%  1.80%
Net investment income (loss) to average
 accumulation fund balance...............  (0.69%) (0.42%)  0.21%  0.96%  1.36%
Portfolio turnover rate..................     62%     66%    109%    84%    84%
Accumulation units outstanding at the end
 of the period (in thousands)............    640     662     684    735    774

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 1998

1.Organization

  The Paul Revere Variable Annuity Contract Accumulation Fund ("The Fund") is a separate account of The Paul Revere Variable Annuity Insurance Company ("Paul Revere Variable"), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("Paul Revere Life") which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by Provident Companies, Inc. ("Provident"). The Fund is the investment vehicle for Paul Revere Variable's tax-deferred group annuity contracts.

2.Accounting policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

  Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 1998, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners' equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

  The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

  Contract owners' equity is comprised of two components. Deferred contracts terminable by owner represents amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.Investment advisor

  Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statement of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

  Paul Revere Variable also acts as principal underwriter and performs all sales and administrative functions relating to the variable annuity contracts and the Fund. Fees for such services are deducted from the contract purchase payments as shown in the statements of changes in net assets.

December 31, 1998

4.Investment sub-advisor

  Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFSI"), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

5.Federal income taxes

  The Fund's operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by The Paul Revere Life Insurance Company. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund's assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.Security transactions

  The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

                                                              Series N (Non-
                                    Series Q (Qualified)        qualified)
                                    --------------------      --------------
                                    Purchases     Sales    Purchases    Sales
                                    ---------     -----    ---------    -----
   December 31, 1998.............. $32,319,947 $34,029,792 $9,057,438 $9,643,236
   December 31, 1997.............. $26,404,332 $28,331,204 $7,410,011 $7,764,770

  At December 31, 1998, net unrealized appreciation of investments in Series Q, amounting to $7,081,530, consisted of unrealized gains of $7,360,500 and unrealized losses of $278,970; net unrealized appreciation of investment in Series N, amounting to $1,971,607, consisted of unrealized gains of $2,042,779 and unrealized losses of $71,172.

7.Accumulation units

  The change in the number of accumulation units outstanding were as follows:

                                                  Series Q (Qualified)
                                                  --------------------
                                               1998       1997        1996
                                               ----       ----        ----
   Units outstanding at beginning of year... 1,887,352  2,093,030   5,490,718
   Units credited to contracts:
     Net purchase payments..................     5,076      4,552      13,534
   Units withdrawn from contracts:
     Annuity payments.......................    37,790     37,490      39,287
     Terminations and withdrawals...........   117,096    179,873   3,375,395
                                             ---------  ---------  ----------
     Net units withdrawn....................   154,886    217,363   3,414,682
   Contract units withdrawn in excess of
    units credited..........................  (149,810)  (212,811) (3,401,148)
   Other increases (decreases)..............   (22,140)     7,133       3,460
                                             ---------  ---------  ----------
   Net decrease in units....................  (171,950)  (205,678) (3,397,688)
                                             ---------  ---------  ----------
   Units outstanding at end of period....... 1,715,402  1,887,352   2,093,030
                                             =========  =========  ==========

December 31, 1998

7.Accumulation units--(Continued)

                                                        Series N (Non-
                                                          qualified)
                                                        --------------
                                                     1998     1997     1996
                                                     ----     ----     ----
   Units outstanding at beginning of year.......... 529,795  565,935  586,396
   Units credited to contracts:
     Net purchase payments.........................     317      927    1,056
   Units withdrawn from contracts:
     Annuity payments..............................  18,886   19,617   21,645
     Terminations and withdrawals..................  23,488   24,629    7,179
                                                    -------  -------  -------
     Net units withdrawn...........................  42,374   44,246   28,824
                                                    -------  -------  -------
   Contract units withdrawn in excess of units
    credited....................................... (42,057) (43,319) (27,768)
   Other increases (decreases)..................... (13,039)   7,179    7,307
                                                    -------  -------  -------
   Net decrease in units........................... (55,096) (36,140) (20,461)
                                                    -------  -------  -------
   Units outstanding at end of period.............. 474,699  529,795  565,935
                                                    =======  =======  =======

8.Commitments

  On May 15, 1998 Provident completed an Asset Transfer and Acquisition Agreement under which American General Corporation assumed Provident's individual and tax-sheltered annuity business including all individual annuities. In accordance with the agreement, American General Corporation, through its subsidiaries Variable Annuity Life Insurance Company and American General Annuity, assumed the administration, but not the ownership, of Provident's two registered separate accounts, Separate Account B and The Paul Revere Variable Annuity Contract Accumulation Fund. The administration services provided to the Fund by American General Corporation include processing of unit transactions subsequent to June 1, 1998 and daily unit value calculations subsequent to September 1, 1998 as well as accounting and other services. These services were previously performed by Provident. Fees for such services are deducted from the Fund as shown in the Statements of Operations.

REPORT OF INDEPENDENT AUDITORS

Board of Directors

The Paul Revere Variable Annuity Insurance Company

We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 1998 and 1997, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

                                          Ernst & Young llp

Chattanooga, Tennessee

February 9, 1999

Statements of Financial Condition--Statutory Basis

The Paul Revere Variable Annuity Insurance Company

                                                                December 31
                                                                -----------
                                                              1998      1997
                                                              ----      ----
                                                             (in thousands of
                                                                 dollars)
Admitted Assets
Cash and Invested Assets--Note 3
  Bonds.................................................... $179,870 $1,546,640
  Preferred Stocks.........................................    9,673     11,879
  Common Stocks............................................      --         244
  Mortgage Loans...........................................    6,360      6,360
  Policy Loans.............................................    5,368     33,868
  Cash and Short-term Investments..........................      223      4,560
  Other Invested Assets....................................      --       5,990
  Receivable for Securities................................       46     13,751
                                                            -------- ----------
    Total Cash and Invested Assets.........................  201,540  1,623,292
Other Assets
  Reinsurance Balances Receivable..........................      --       1,569
  Guaranty Funds Receivable or on Deposit..................      411        506
  Deferred and Uncollected Premiums........................    4,700      4,995
  Investment Income Due and Accrued........................    2,876     25,612
  Receivable from Parent, Subsidiaries, and Affiliates.....      811        --
  Other Assets.............................................      458        970
                                                            -------- ----------
Total Assets Excluding Separate Accounts Business..........  210,796  1,656,944
From Separate Accounts Statement...........................   33,735     27,941
                                                            -------- ----------
Total Admitted Assets...................................... $244,531 $1,684,885
                                                            ======== ==========
Liabilities and Capital and Surplus
  Life and Annuity Reserves................................ $ 64,653 $  100,566
  Policy and Contract Claims...............................      831        618
  Premiums and Other Contract Deposit Funds................   25,748  1,367,888
  Other Reserves Held for Policyholders....................      922        767
  Interest Maintenance Reserve.............................    3,646      5,158
  Asset Valuation Reserve..................................    2,308     11,153
  Insurance Expenses Due or Accrued........................    1,783      3,098
  Federal Income Taxes.....................................    5,705      6,578
  Amounts Withheld or Retained as Agent or Trustee.........    1,295      4,288
  Borrowed Money and Interest Thereon......................    4,438     45,741
  Payable to Parent, Subsidiaries, and Affiliates..........      --       2,630
  Drafts Outstanding.......................................      234      3,769
  Payable for Securities...................................      --      13,760
  Other Liabilities........................................    4,444      1,161
                                                            -------- ----------
Total Liabilities Excluding Separate Accounts Business.....  116,007  1,567,175
From Separate Accounts Statement...........................   33,735     27,941
                                                            -------- ----------
Total Liabilities..........................................  149,742  1,595,116
                                                            -------- ----------
Commitments and Contingent Liabilities--Note 12
Capital and Surplus
  Common Capital Stock, $5.00 par, Authorized and Issued--
   500,000 shares..........................................    2,500      2,500
  Net Gain on Reinsurance..................................   15,768        --
  Gross Paid in and Contributed Surplus....................   48,800     48,800
  Unassigned Surplus.......................................   27,721     38,469
                                                            -------- ----------
Total Capital and Surplus..................................   94,789     89,769
                                                            -------- ----------
Total Liabilities and Capital and Surplus.................. $244,531 $1,684,885
                                                            ======== ==========

See notes to financial statements--statutory basis.

Statements of Income-Statutory Basis

The Paul Revere Variable Annuity Insurance Company

                                                    Year Ended December 31
                                                    ----------------------
                                                       1998          1997
                                                       ----          ----
                                                   (in thousands of dollars)
Revenue
  Premium Income.................................. $     15,648  $     19,446
  Annuity and Other Fund Deposits.................       31,301       135,798
  Considerations for Supplementary Contracts......        2,461         1,019
  Net Investment Income...........................       47,756       111,961
  Amortization of Interest Maintenance Reserve....          675           257
  Reserve Adjustments on Reinsurance Ceded........      (11,468)          --
  Commissions and Expense Allowances on
   Reinsurance Ceded..............................        3,960             2
  Other Income....................................          619           131
                                                   ------------  ------------
Total Revenue.....................................       90,952       268,614
                                                   ------------  ------------
Benefits and Expenses
  Death Benefits..................................        4,195         3,173
  Annuity Benefits................................        2,730         7,058
  Disability Benefits.............................          183           182
  Surrender Benefits and Other Fund Withdrawals...       66,422       165,353
  Interest on Policy or Contract Funds............       25,099        75,144
  Change in Life and Annuity Reserves.............        6,634         6,041
  Change in Liability for Premium and Other
   Deposit Funds..................................      (32,028)      (27,951)
  Other Benefits and Reserve Changes..............        2,667         1,170
  Commissions.....................................        3,938         9,741
  General Expenses................................        3,125         9,068
  Insurance Taxes, Licenses, and Fees.............          793         2,685
  Adjustment for Liability Gains Released from the
   Interest Maintenance Reserve--Note 3...........      (32,797)          --
  Change in Loading...............................         (177)         (743)
                                                   ------------  ------------
Total Benefits and Expenses.......................       50,784       250,921
                                                   ------------  ------------
Net Gain from Operations before Federal Income
 Taxes (Credit) and Net Realized Capital Gains....       40,168        17,693
Federal Income Taxes (Credit).....................       (1,933)        8,342
                                                   ------------  ------------
Net Gain from Operations before Net Realized
 Capital Gains....................................       42,101         9,351
Net Realized Capital Gains--Note 3................        1,237         8,171
                                                   ------------  ------------
Net Income........................................ $     43,338  $     17,522
                                                   ============  ============

See notes to financial statements--statutory basis.

Statements of Capital and Surplus--Statutory Basis

The Paul Revere Variable Annuity Insurance Company

                                                           Year Ended
                                                           December 31
                                                           -----------
                                                        1998          1997
                                                        ----          ----
                                                    (in thousands of dollars)
Common Capital Stock
  Balance at Beginning and End of Year............. $      2,500  $      2,500
                                                    ------------  ------------
Net Gain on Reinsurance
  Balance at Beginning of Year.....................          --            --
  Increase During Year.............................       15,768           --
                                                    ------------  ------------
  Balance at End of Year...........................       15,768           --
                                                    ------------  ------------
Gross Paid in and Contributed Surplus
  Balance at Beginning and End of Year.............       48,800        48,800
                                                    ------------  ------------
Unassigned Surplus
  Balance at Beginning of Year.....................       38,469        21,283
  Net Income.......................................       43,338        17,522
  Change in Net Unrealized Capital Gains and
   Losses..........................................         (244)      (11,045)
  Change in Non-admitted Assets and Related Items..       (1,367)           71
  Change in Reserve on Account of Change in
   Valuation Basis.................................       (2,320)         (611)
  Change in Asset Valuation Reserve................        8,845        13,249
  Dividends to Stockholder.........................      (59,000)       (2,000)
                                                    ------------  ------------
  Balance at End of Year...........................       27,721        38,469
                                                    ------------  ------------
Total Capital and Surplus.......................... $     94,789  $     89,769
                                                    ============  ============

See notes to financial statements--statutory basis.

Statement of Cash Flows--Statutory Basis

The Paul Revere Variable Annuity Insurance Company

                                                             Year Ended
                                                             December 31
                                                             -----------
                                                           1998        1997
                                                           ----        ----
                                                            (in thousands of
                                                              dollars)
Cash from (used by) Operations
  Premiums and Other Considerations Received..........  $    18,678  $  21,367
  Annuity and Other Fund Deposits.....................       31,301    135,798
  Investment Income Received..........................       69,008    107,049
  Commissions and Expense Allowances on Reinsurance
   Ceded..............................................       (9,160)         2
  Surrender Benefits and Other Fund Withdrawals Paid..      (66,422)  (165,353)
  Other Benefits Paid.................................       (7,934)   (12,121)
  Insurance Expenses Paid.............................       (9,145)   (21,731)
  Transfer of Ledger Assets...........................   (1,353,276)       --
  Federal Income Taxes Paid...........................       (8,119)    (4,603)
  Other Sources.......................................          619        131
                                                        -----------  ---------
Net Cash from (used by) Operations....................   (1,334,450)    60,539
                                                        -----------  ---------
Cash from (used by) Investments
  Proceeds from Investments Sold, Matured, or Repaid..    1,797,526    225,711
  Tax on Capital Gains and Losses Paid................      (21,036)    (1,463)
  Cost of Long-term Investments Acquired..............     (366,747)  (346,614)
  Net (Increase) Decrease in Policy Loans.............       28,500     (1,957)
                                                        -----------  ---------
Net Cash from (used by) Investments...................    1,438,243   (124,323)
                                                        -----------  ---------
Cash from (used by) Financing and Miscellaneous
 Sources
  Borrowed Money (Repayment)..........................      (41,295)    45,733
  Dividends Paid to Stockholder.......................      (59,000)    (2,000)
  Other Sources (Applications)........................       (7,835)     4,137
                                                        -----------  ---------
Net Cash from (used by) Financing and Miscellaneous
 Sources..............................................     (108,130)    47,870
                                                        -----------  ---------
Net Decrease in Cash and Short-term Investments.......       (4,337)   (15,914)
Cash and Short-term Investments at Beginning of Year..        4,560     20,474
                                                        -----------  ---------
Cash and Short-term Investments at End of Year........  $       223  $   4,560
                                                        ===========  =========

See notes to financial statements--statutory basis.

Notes to Financial Statements--Statutory Basis

The Paul Revere Variable Annuity Insurance Company

Note 1--Significant Accounting Policies

Operations: The Paul Revere Variable Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Paul Revere Life Insurance Company. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (Paul Revere), which was acquired from Textron Inc. on March 27, 1997, by Provident Companies, Inc., a non-insurance holding company incorporated in Delaware. The Company is domiciled in the Commonwealth of Massachusetts and is licensed to do business in forty-eight states and the District of Columbia. Prior to 1998, the Company's primary business was the sale of life insurance and annuity products, which were marketed through branch offices, financial institutions, and independent agents and brokers. Annuities are no longer marketed by the Company.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed by or permitted by the National Association of Insurance Commissioners (NAIC) and the Division of Insurance of the Commonwealth of Massachusetts. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not apply any permitted statutory accounting practices that differ from prescribed statutory accounting practices.

In 1998, the NAIC approved a codification of statutory accounting practices effective January 1, 2001, which will serve as a comprehensive and standardized guide to statutory accounting principles. Following implementation, statutory accounting principles will continue to be governed by individual state laws and permitted practices until adoption by the various states. Accordingly, before codification becomes effective for the Company, the Division of Insurance of the Commonwealth of Massachusetts must adopt codification as the prescribed basis of accounting. The adoption of the codification will change, to some extent, the accounting practices that the Company uses to prepare its statutory financial statements.

Statutory accounting practices differ from generally accepted accounting principles (GAAP). Specific differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Non-sinking fund preferred stocks are carried principally at cost. Common stocks are carried at fair value, but income taxes are not provided on unrealized capital gains and losses. For GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder's equity as accumulated other comprehensive income. Bonds and preferred stocks that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are generally reported at amortized cost.

The Paul Revere Variable Annuity Insurance Company

Note 1--Significant Accounting Policies--(Continued)

Non-admitted Assets: Non-admitted assets, consisting of certain receivable balances, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

Asset Valuation Reserve: The asset valuation reserve is reported as a liability rather than as capital, and changes in this reserve are charged or credited directly to unassigned surplus.

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

Federal Income Taxes: Federal income taxes are provided based on the estimated taxes incurred. Deferred federal income taxes are not provided for differences between the carrying amounts of assets and liabilities for financial statement purposes and amounts used for income tax purposes.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than assets as would be required under GAAP.

Revenue and Expense Recognition: Amounts collected from policyholders are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Deposits to contract deposit funds are reported as revenue. Benefits include fund withdrawals and the change in deposit fund liabilities. Under GAAP, deposits collected from contract holders and withdrawals on contract deposit funds are not reported as revenue and benefit expense.

Under GAAP, considerations for supplementary contracts are reported as a deduction to payments and change in reserves for supplementary contracts.

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds and mortgage loans, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the interest maintenance reserve (IMR) and are amortized over the remaining period to maturity based on groupings of securities sold in five-year bands.

Other significant accounting practices are as follows:

Investments: Bonds not backed by other loans are generally carried at amortized cost with the discount or premium amortized using the interest method. Loan-backed bonds and structured securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for loan-backed bonds and

The Paul Revere Variable Annuity Insurance Company

Note 1--Significant Accounting Policies--(Continued)

structured securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment; significant changes in estimated cash flows from the purchase assumptions are accounted for using the retrospective method. Preferred stocks are carried at cost. Common stocks are stated at market. Mortgage loans are generally carried at the unpaid balance, except those loans expected to be sold, which are carried at the lower of the unpaid balance or the fair value of collateral. Policy loans are presented at unpaid balances. Other long-term invested assets are carried at amortized cost. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

Derivative Instruments: Derivative instruments, which consist of interest rate swaps, are valued in accordance with the NAIC Accounting Practices and Procedures manual and the Purposes and Procedures manual of the Securities Valuation Office.

Interest rate swaps are agreements in which the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and variable rate interest amounts, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. The Company has certain forward interest rate swap agreements where the exchange of interest payments does not begin until a specified future date. The Company intends to settle, for cash, the forward interest rate swap agreements prior to the commencement of the exchange of interest payment streams.

The fair values of interest rate swap agreements are not reported in the statements of financial condition. Amounts to be paid or received pursuant to interest rate swap agreements are accrued and recognized in the statements of income as an adjustment to net investment income.

The Company accounts for all of its interest rate swap agreements as hedges. Accordingly, any gains or losses realized on closed or terminated interest rate swap agreements are deferred and amortized to net investment income over the expected remaining life of the hedged item. If the hedged item matures or terminates earlier than anticipated, the remaining unamortized gain or loss is amortized to net investment income in the current period. Gains or losses realized on interest rate swap agreements which are terminated when the hedged assets are sold are allocated to the IMR and amortized into earnings over the remaining life of the assets sold. Gains or losses on interest rate swap agreements which are terminated because the hedged anticipated transaction is no longer likely to occur are reported in the statements of income as a component of net realized capital gains and losses. The Company regularly monitors the effectiveness of its hedging programs. In the event a hedge becomes ineffective, it is marked-to-market, resulting in a charge or credit to net investment income.

The Paul Revere Variable Annuity Insurance Company

Note 1--Significant Accounting Policies--(Continued)

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues for traditional life products is principally 4.5%. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division of Insurance of the Commonwealth of Massachusetts.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues is 4.5%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division of Insurance of the Commonwealth of Massachusetts.

Other Contract Deposit Funds: Other contract deposit funds represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities.

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees which are based on the net asset values of the separate accounts.

The Paul Revere Variable Annuity Insurance Company

Note 2--Fair Values of Financial Instruments

The carrying amounts and fair values of the Company's financial instruments are as follows:

                                                     December 31,
                                        ---------------------------------------
                                              1998                1997
                                        ----------------- ---------------------
                                        Carrying   Fair    Carrying     Fair
                                         Amount   Value     Amount     Value
                                        -------- -------- ---------- ----------
                                               (in thousands of dollars)
Admitted Assets
  Bonds................................ $179,870 $190,298 $1,546,640 $1,617,955
  Preferred Stocks.....................    9,673   12,170     11,879     14,101
  Common Stocks........................      --       --         244        244
  Mortgage Loans.......................    6,360    6,360      6,360      6,360
  Policy Loans.........................    5,368    4,879     33,868     33,102
  Cash.................................      223      223      4,560      4,560
Liabilities
  Investment-type Insurance Contracts
    Supplementary Contracts without
     Life Contingencies................      808      808        749        749
    Other Contract Deposit Funds.......   25,748   25,748  1,367,888  1,364,866
  Borrowed Money.......................    4,438    4,438     45,733     45,733

The following methods and assumptions were used by the Company in estimating the fair values of its financial instruments:

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

Common Stocks: Fair values for common stocks represent values prescribed by the NAIC or, in the case of private placements, are estimated by using pricing models.

Mortgage Loans: Carrying amounts for mortgage loans approximate fair value.

Policy Loans: Fair values for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered. Loans with similar characteristics were aggregated for purposes of the calculations.

Cash Investments: Carrying amounts for cash approximate fair value.

Supplementary Contracts without Life Contingencies: The carrying amounts for supplementary contracts without life contingencies approximate fair value.

The Paul Revere Variable Annuity Insurance Company

Note 2--Fair Value of Financial Instruments--(Continued)

Other Contract Deposit Funds: At December 31, 1998, the carrying amounts for other contract deposit funds approximate fair value. At December 31, 1997, fair values of the Company's liability for other contract deposit funds was estimated using the cash surrender values of the annuity contracts.

Borrowed Money: The carrying amount of borrowed money approximates fair value.

Derivative Financial Instruments: Fair values of the Company's derivative financial instruments are based on market quotes, pricing models, or formulas using current interest rates and assumptions and represent the net amount of cash the Company would have received or paid if the contracts had been settled or closed on December 31. The fair values are as follows:

                                                                   December 31,
                                                                   -------------
                                                                    1998   1997
                                                                   ------ ------
                                                                   (in thousands
                                                                    of dollars)
Interest Rate Swaps............................................... $  --  $  289

The Paul Revere Variable Annuity Insurance Company

Note 3--Investments

Securities:

The amortized cost and fair values of securities by security type are as follows:

                                                December 31, 1998
                                   --------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized    Fair
                                      Cost       Gains      Losses     Value
                                   ----------- ---------- ---------- ----------
                                            (in thousands of dollars)
United States Government and
 Government Agencies
 and Authorities.................. $     4,173  $    380   $   --    $    4,553
Public Utilities..................       4,246       467       --         4,713
Mortgage-backed Securities........      14,538     1,509         3       16,044
All Other Corporate Bonds.........     156,913    10,590     2,515      164,988
Preferred Stocks..................       9,673     3,167       670       12,170
                                   -----------  --------   -------   ----------
  Total........................... $   189,543  $ 16,113   $ 3,188   $  202,468
                                   ===========  ========   =======   ==========
Common Stocks..................... $       740  $    --    $   740   $      --
                                   ===========  ========   =======   ==========
                                                December 31, 1997
                                   --------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                   ----------- ---------- ---------- ----------
                                            (in thousands of dollars)
United States Government and
 Government Agencies
 and Authorities.................. $    93,100  $    514   $     6   $   93,608
Public Utilities..................     144,815     5,465        97      150,183
Mortgage-backed Securities........     405,635    11,627       549      416,713
All Other Corporate Bonds.........     903,090    55,660     1,299      957,451
Preferred Stocks..................      11,879     2,389       167       14,101
                                   -----------  --------   -------   ----------
  Total........................... $ 1,558,519  $ 75,655   $ 2,118   $1,632,056
                                   ===========  ========   =======   ==========
Common Stocks..................... $       740  $    --    $   496   $      244
                                   ===========  ========   =======   ==========

The Paul Revere Variable Annuity Insurance Company

Note 3--Investments--(Continued)

The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.

                                                             December 31, 1998
                                                             ------------------
                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
                                                              (in thousands of
                                                                  dollars)
1 year or less.............................................. $  3,709  $  3,746
Over 1 year through 5 years.................................   30,296    32,799
Over 5 years through 10 years...............................   44,626    44,864
Over 10 years...............................................   86,701    92,845
                                                             --------  --------
                                                              165,332   174,254
Mortgage-backed Securities..................................   14,538    16,044
                                                             --------  --------
                                                             $179,870  $190,298
                                                             ========  ========

For the years ended December 31, 1998 and 1997, there were changes in net unrealized gains and losses on bonds and preferred stocks of $(60,612,000) and $52,928,000, respectively. These unrealized gains and losses are not reflected in the financial statements.

At December 31, 1998, the total investment in below-investment-grade bonds (securities rated below Baa3 by Moody's Investor Services or an equivalent internal rating) was $9,935,000 or 4.9 percent of cash and invested assets. The fair value of these investments was $9,712,000.

Net Investment Income:

Sources for net investment income are as follows:

                                                                  Year Ended
                                                                 December 31
                                                               ----------------
                                                                1998     1997
                                                               ------- --------
                                                               (in thousands of
                                                                   dollars)
Bonds......................................................... $44,742 $102,518
Preferred Stocks..............................................     638      700
Common Stocks.................................................      29       82
Mortgage Loans................................................     415    5,041
Real Estate...................................................     --       103
Policy Loans..................................................     677    2,404
Cash and Short-term Investments...............................   2,180    1,817
Derivative Instruments........................................      62      128
Other Investment Income.......................................   2,155      346
                                                               ------- --------
Gross Investment Income.......................................  50,898  113,139
Investment Expenses...........................................   3,142    1,178
                                                               ------- --------
  Net Investment Income....................................... $47,756 $111,961
                                                               ======= ========

The Paul Revere Variable Annuity Insurance Company

Note 3--Investments--(Continued)

Due and accrued income on bonds where collection of interest is uncertain and on mortgage loans more than 30 days delinquent or where collection of interest is uncertain is excluded from investment income. No amounts were excluded at December 31, 1998 and 1997.

Realized Capital Gains and Losses:

Realized capital gains (losses) on investments are as follows:

                                                      Year Ended December 31,
                                                     --------------------------
                                                         1998          1997
                                                     ------------  ------------
                                                     (in thousands of dollars)
Bonds............................................... $     53,545  $      1,716
Preferred Stocks....................................          (53)          --
Common Stocks.......................................          117        12,713
Mortgage Loans......................................          --          1,209
Real Estate.........................................          --            717
Derivative Instruments..............................          272           --
Other...............................................          151             6
                                                     ------------  ------------
  Total.............................................       54,032        16,361
Federal Income Tax..................................       20,836         5,304
                                                     ------------  ------------
Pre-IMR Capital Gains, Net of Tax...................       33,196        11,057
                                                     ------------  ------------
Transferred to IMR
  Pre-tax Capital Gains.............................       49,168         4,440
  Federal Income Tax................................       17,209         1,554
                                                     ------------  ------------
                                                           31,959         2,886
                                                     ------------  ------------
Net Realized Capital Gains.......................... $      1,237  $      8,171
                                                     ============  ============

Proceeds from disposal of bonds and preferred stocks for the years ended December 31, 1998 and 1997 were $1,789,421,000 and $105,421,000, respectively.
Gross gains of $61,392,000 and $1,845,000 and gross losses of $7,900,000 and $129,000, respectively, were realized during 1998 and 1997 on sales and calls of bonds and preferred stocks.

As a result of the transfer of assets, principally bonds, in connection with the reinsurance of the Company's individual and tax-sheltered annuity business during 1998 (see Note 6), the Company released liability gains of $32,797,000 from the IMR. This adjustment was reported as an offset to benefits and expenses.

The Paul Revere Variable Annuity Insurance Company

Note 4--Derivative Financial Instruments

The Company uses interest rate swaps to hedge interest rate risks and to match assets with its insurance liabilities.

Derivative Risks

The basic types of risks associated with derivatives are market risk (that the value of the derivative will be adversely impacted by changes in the market, primarily the change in interest rates) and credit risk (that the counterparty will not perform according to the terms of the contract). The market risk of derivatives should generally offset the market risk associated with the hedged financial instrument or liability. The credit exposure of derivatives is limited to the value of those contracts in a net gain position. The Company mitigates credit risk by entering into master agreements with its counterparties whereby contracts in a gain position can be offset against contracts in a loss position. Additionally, the Company typically enters into bilateral, cross-collateralization agreements with its counterparties. These agreements require the counterparty in a loss position to submit acceptable collateral with the other counterparty in the event the net loss position meets or exceeds an agreed upon amount. The Company had no credit exposure on derivatives at December 31, 1998.

Hedging Activity

At December 31, 1997, the Company had outstanding a receive fixed/pay variable interest rate swap agreement with a notional amount of $9,402,000. The purpose of this swap was to convert the interest received on a bond held by the Company from a variable rate to a fixed rate. During 1998, the swap was terminated in conjunction with the disposition of the hedged item. The termination resulted in a realized gain of $272,000.

Note 5--Deferred and Uncollected Premiums

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                                                              December 31
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
                                                       (in thousands of dollars)
Gross
  Ordinary First Year................................. $        --  $         89
  Ordinary Renewal....................................        5,362        5,746
                                                       ------------ ------------
                                                             $5,362 $      5,835
                                                       ------------ ------------
Net of Loading
  Ordinary First Year................................. $        --  $         46
  Ordinary Renewal....................................        4,700        4,949
                                                       ------------ ------------
                                                             $4,700 $      4,995
                                                       ------------ ------------

Note 6--Reinsurance

In December 1997, the Company entered into an agreement to reinsure, on a 100% coinsurance basis, its in-force block of individual and tax-sheltered annuity business with American General Annuity Insurance Company and The Variable Annuity Life Insurance Company, affiliates of

The Paul Revere Variable Annuity Insurance Company

Note 6--Reinsurance--(Continued)

American General Corporation (American General). The transaction was completed during the second quarter of 1998. The market value of assets transferred in connection with the transaction totaled $1,473.2 million, and the book value of liabilities assumed was $1,444.2 million. The Company received a ceding commission of $26.8 million that will be amortized into income, net of federal income tax, as earnings emerge from the business reinsured. Reinsurance ceded information under the terms of the reinsurance agreement with American General is as follows:

                                                            Year Ended
                                                         December 31, 1998
                                                     -------------------------
                                                     (in thousands of dollars)
Insurance Liabilities...............................        $1,278,572

Annuity and Other Fund Deposits.....................            26,493
Surrender Benefits and Other Fund Withdrawals.......           131,230
Change in Reserves for Life, Annuity Benefits, and
 Deposit Funds......................................          (104,737)

Total reinsurance ceded information for the Company is as follows:

                                                     Year Ended December 31
                                                     -------------------------
                                                         1998         1997
                                                     ------------  -----------
                                                        (in thousands of
                                                            dollars)
                                                     -------------------------
Life Insurance in Force (Amount of Insurance)....... $    250,182  $  430,270
Insurance Liabilities...............................    1,334,707       5,825

Premium Income......................................        1,107       1,309
Annuity and Other Fund Deposits.....................       36,706         --
Death Benefits......................................        1,097       2,454
Surrender Benefits and Other Fund Withdrawals.......      131,230         --
Change in Reserves for Life, Annuity Benefits, and
 Deposit Funds......................................      (97,055)       (337)

If a reinsurer is unable to meet its obligations, the Company remains contigently liable.

Note 7--Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

                                                       December 31, 1998
                                                   --------------------------
                                                       Amount          %
                                                   --------------- ----------
                                                   (in thousands of  dollars)
Subject to Discretionary Withdrawal at Market
 Value
  At Book Value Less Surrender Charge............. $         7,126         .5%
  At Market Value.................................          26,760        1.9
                                                   --------------- ----------
Total With Adjustment or at Market Value..........          33,886        2.4
Subject to Discretionary Withdrawal Without
 Adjustment.......................................       1,308,051       93.9
Not Subject to Discretionary Withdrawal...........          51,078        3.7
                                                   --------------- ----------
Total (Gross).....................................       1,393,015        100%
                                                                   ==========
Reinsurance Ceded.................................       1,333,331
                                                   ---------------
Total (Net)....................................... $        59,684
                                                   ===============

The Paul Revere Variable Annuity Insurance Company

Note 8--Federal Income Taxes

The Company is included along with its affiliates in a consolidated tax return filed by The Paul Revere Life Insurance Company. The total federal income tax liability of the consolidated group is allocated among the members of the group in proportion of the consolidated federal taxable income of the group directly attributable to each member. Reimbursement is made among the members of the group to the extent losses are used to offset income within the group.

A reconciliation of the federal income tax computed at the statutory corporate tax rate and the federal income tax expense (credit) in the statements of income is as follows:

                                                                 Year Ended
                                                                December 31
                                                                ---------------
                                                                 1998     1997
                                                                ------    -----
Statutory Federal Income Tax Rate..............................   35.0%    35.0%
Tax-preferred Investment Income................................    --      (0.2)
Deferred Policy Acquisition Costs..............................    0.7      2.6
Accrual of Market Discount Bonds...............................   (0.1)    (2.5)
Adjustment to Prior Year Provision.............................    0.4     10.2
Reinsurance....................................................  (39.2)     0.1
Other Items, Net...............................................   (1.6)     1.9
                                                                ------    -----
Effective Federal Income Tax Rate..............................   (4.8)%   47.1%
                                                                ======    =====

Note 9--Separate Accounts

Separate accounts held by the Company primarily represent funds which the Company invests on behalf of the accounts' contract holders. The assets of these accounts are carried at market value.

Information regarding the separate accounts, which have non-indexed guarantees less than or equal to four percent, is as follows:

                                                                  Year Ended
                                                               December 31, 1998
                                                               -----------------
                                                                 (in thousands
                                                                  of dollars)
Premiums, Considerations or Deposits..........................      $   353
                                                                    =======
Reserves for Accounts With Assets at Fair Value...............      $33,127
                                                                    =======
By Withdrawal Characteristics:
  At Fair Value...............................................      $33,127
                                                                    =======

The Paul Revere Variable Annuity Insurance Company

Note 9--Separate Accounts--(Continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

                                                                Year Ended
                                                             December 31, 1998
                                                             -----------------
                                                               (in thousands
                                                                of dollars)
Transfers as Reported in the Summary of Operations of the
 Separate Accounts Statement:
  Transfers to Separate Accounts............................      $   353
  Transfers from Separate Accounts..........................        3,323
                                                                  -------
  Net Transfers from Separate Accounts......................       (2,970)
  Increase in Liability for Deposit Funds and Reserves Less
   Investment Income........................................        2,501
  Investment Management Fees................................          469
                                                                  -------
Transfer as Reported in the Summary of Operations of the
 Life, Accident and Health Annual Statement.................      $     0
                                                                  =======

Note 10--Retirement Benefits

The Company has no employees and, therefore, has no retirement benefits. The Company purchases services from its ultimate parent, Provident Companies, Inc., in accordance with an intercompany cost sharing arrangement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

Note 11--Related Party Transactions

During 1998, the Company paid common stock dividends to The Paul Revere Life Insurance Company of $59,000,000, respectively, consisting of $48,694,000 in bonds, $9,314,000 in cash, and $992,000 in accrued interest. During 1997, the Company paid common stock dividends to The Paul Revere Life Insurance Company of $2,000,000.

During 1998, the Company sold $112,984,000 in book value of bonds (par value $114,330,000) to Provident Life and Accident Insurance Company at the market value of $114,494,000.

During 1998 and 1997, the Company borrowed from and loaned to its parent and affiliates short-term funds. The related interest expense and interest income are as follows:

                                                                  Year Ended
                                                                  December 31
                                                                 ---------------
                                                                  1998    1997
                                                                 -------- ------
                                                                 (in thousands
                                                                  of dollars)
Interest Expense................................................ $  1,579 $  80
Interest Income.................................................      878    23

Affiliated borrowings outstanding at December 31, 1998 consisted of a $4,437,000 short-term note from Provident Companies, Inc. The note payable was issued on December 31, 1998, with interest at 6.13%. The note matured and was repaid in full on January 5, 1999.

The Paul Revere Variable Annuity Insurance Company

Note 11--Related Party Transactions--(Continued)

Affiliated borrowings outstanding at December 31, 1997 consisted of a $45,733,000 short-term note from Provident Companies, Inc. The note payable was issued on December 31, 1997, with interest at 6.41%. The note matured and was repaid in full on January 2, 1998.

During 1998 and 1997, the Company paid management fees to its affiliates of $3,274,000 and $522,000, respectively.

Note 12--Commitments and Contingent Liabilities

Contingent Liabilities

Two alleged class action lawsuits have been filed in Superior Court in Worcester, Massachusetts (the Court) against the Company and several affiliates--one purporting to represent all career agents of Paul Revere whose employment relationships ended on June 30, 1997 and were offered contracts to sell insurance policies as independent producers, and the other purporting to represent independent brokers who sold certain Paul Revere individual disability income policies with benefit riders. Motions filed by the Company and affiliates to dismiss most of the counts in the complaints, which allege various breach of contract and statutory claims, have been denied, but the cases remain at a preliminary stage. To date no class has been certified in either lawsuit. The Company and affiliates have filed a conditional counterclaim in each action which requests a substantial return of commissions should the Court agree with the plaintiff's interpretation of the contract. The Company and affiliates have strong defenses to both lawsuits and will vigorously defend their position and resist certification of the classes. In addition, the same plaintiff's attorney who has filed the purported class action lawsuits has filed 42 individual lawsuits on behalf of current and former Paul Revere sales managers alleging various breach of contract claims. The Company and affiliates have filed a motion in federal court to compel arbitration for 16 of the plaintiffs who are licensed by the National Association of Securities Dealers and have executed the Uniform Application for Registration or Transfer in the Securities Industry (Form U-4). The Company and affiliates have strong defenses and will vigorously defend their position in these cases as well. Although the alleged class action lawsuits and the 42 individual lawsuits are in the early stages, management does not currently expect these suits to materially affect the financial position or results of operations of the Company.

Various lawsuits against the Company have arisen in the normal course of business. Contingent liabilities that might arise from litigation are not deemed likely to materially affect the financial position or results of operations of the Company.

Note 13--Shareholder Dividend Restrictions and Deposits

The Company is subject to various regulatory restrictions which limit the amount of dividends available for distribution, without prior approval by regulatory authorities, to the greater of ten percent of surplus as regards policyholders as of the preceding year end or the net gain from operations of the preceding year. Based upon these restrictions, the Company is permitted a maximum of $42,101,000 in dividend distributions in 1999.

At December 31, 1998, the Company had on deposit with regulatory authorities securities with a statement value of $2,890,000 held for the protection of policyholders.

                        THE PAUL REVERE VARIABLE ANNUITY
                           CONTRACT ACCUMULATION FUND

                                     PART C

                               OTHER INFORMATION

            This registration statement contains the following financial statements, condensed financial information and exhibits:

ITEM 28(A). FINANCIAL STATEMENTS AND EXHIBITS

            INCLUDED IN PROSPECTUS

            Per unit income and capital changes and variable annuity unit values--condensed financial information for the ten years ended December 31, 1998.

            INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

            The Paul Revere Variable Annuity Contract Accumulation Fund:

            Report of Independent Auditors

            Statement of assets and liabilities at December 31, 1998.

            Statement of changes in net assets for the two years ended December 31, 1998.

            Statement of operations for the year ended December 31, 1998.

            Statement of investments at December 31, 1998.

            Notes to financial statements.

            The Paul Revere Variable Annuity Insurance Company:

            Report of Independent Auditors

            Balance sheets at December 31, 1998 and 1997.

            Statements of income for the two years ended December 31, 1998.

            Statements of changes in shareholder's equity for the two years ended December 31, 1998.

            Statements of cash flows for the two years ended December 31, 1998.

            Notes to financial statements.

ITEM 28(B). LIST OF EXHIBITS

            1. Consent of Legal Counsel

            2. Consent of Independent Auditors

        4. Financial Data Schedules

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

      This information is listed in the Statement of Additional
      Information, Part B of this Registration Statement under Management, Page 6, and incorporated in Part C by reference.

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 31. NUMBER OF CONTRACTOWNERS

       Title of   Number of Holders
       Class         of Record*
       --------   -----------------
       Series Q          297
       Series N          115

      --------

      * As of December 31, 1998.

ITEM 32. INDEMNIFICATION

      The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $1,000,000 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 985-5437.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration
      Statement, and incorporated in Part C by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

      (a) None.

      (b) Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.

      (c) None.

ITEM 35.LOCATION OF ACCOUNTS AND RECORDS

       Name of Person
        maintaining
      Possession Thereof               Address        Description
      ------------------         ------------------- -------------
      Ralph Rogers,              1 Fountain Square   Financial
      Senior Vice President      Chattanooga, TN     Records
      and Treasurer
      The Paul Revere Variable
      Annuity Insurance Company

      Pamela Davis,              18 Chestnut Street  Contractowner
      Vice President,            Worcester, MA 01608 Accounts and
      Client Services                                Records
      The Paul Revere Variable
      Annuity Insurance Company

ITEM 36.MANAGEMENT SERVICES

     None.

ITEM 37.UNDERTAKINGS

     The undersigned registrant hereby undertakes:

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore and hereafter duly adopted pursuant to authority conferred in that Section.

     (b) To file with the Securities and Exchange Commission, a Post Effective Amendment to this Registration Statement, as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (d) To deliver any Statement of Additional Information and financial statements that are required by this Registration Statement promptly upon written or oral request.

                 POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 30th day of April, 1999.

                                          Paul Revere Variable Annuity
                                           Contract Accumulation Fund

                                                    /s/ Donald E. Boggs
                                          By:__________________________________
                                            Donald E. Boggs Chairman, Board of
                                                         Managers

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                    TITLE         DATE
            ---------                    -----         ----

      /s/ Gordon T. Miller         Vice Chairman     04/30/99
------------------------------------------------
        Gordon T. Miller           Board of Managers

     /s/ Aubrey K. Reid Jr.        Member            04/30/99
------------------------------------------------
       Aubrey K. Reid, Jr.         Board of Managers

        /s/ Joan Sadowsky          Member            04/30/99
------------------------------------------------
          Joan Sadowsky            Board of Managers

      /s/ William J. Short         Member            04/30/99
------------------------------------------------
        William J. Short           Board of Managers

       /s/ Donald E. Boggs         Chairman          04/30/99
------------------------------------------------
         Donald E. Boggs           Board of Managers

                 POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee on the 30th day of April, 1999.

                                     The Paul Revere Variable Annuity
                                      Insurance Company

                                          /s/ J. Harold Chandler, Chairman,
                                                   President & CEO
                                  By:__________________________________________
                                       J. Harold Chandler, Chairman, President
                                                        & CEO

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                        TITLE             DATE
            ---------                        -----             ----

                *                  Director                  04/30/99
------------------------------------------------
      William L. Armstrong

                *                  Director                  04/30/99
------------------------------------------------
       William H. Bolinder

                *                  Chairman, President & CEO 04/30/99
------------------------------------------------
       J. Harold Chandler

                *                  Director                  04/30/99
------------------------------------------------
      Charlotte M. Heffner

                *                  Director                  04/30/99
------------------------------------------------
          Hugh B. Jacks

                *                  Director                  04/30/99
------------------------------------------------
     Hugh O. Maclellan, Jr.


            SIGNATURE                        TITLE             DATE
            ---------                        -----             ----

                *                  Director                  04/30/99
------------------------------------------------
         A.S. MacMillan

                *                  Director                  04/30/99
------------------------------------------------
       C. William Pollard

                *                  Director                  04/30/99
------------------------------------------------
     Scott L. Probasco, Jr.

                *                  Director                  04/30/99
------------------------------------------------
       Steven S Reinemund

                *                  Director                  04/30/99
------------------------------------------------
       Burton E. Sorensen

                *                  Director, Vice Chairman & 04/30/99
------------------------------------------------
        Thomas R. Watjen           Chief Financial Officer

        /s/ Susan N. Roth          For all of the Directors
By: _____________________________
        Attorney-in-Fact